[Boston Partners Asset Management, L.P. Logo omitted]
--------------------------------------------------------------------------------
                                 BOSTON PARTNERS
                                 FAMILY OF FUNDS

                                    LARGE CAP
                                   VALUE FUND

                                     MIDCAP
                                   VALUE FUND

                                    SMALL CAP
                                  VALUE FUND II

                               MARKET NEUTRAL FUND

                                    BOND FUND


                               Semi-Annual Report
                                February 29, 2000

                        BOSTON PARTNERS FAMILY OF FUNDS
                           PORTFOLIO MANAGER'S LETTER

March 15, 2000

Dear Shareholder:

     The decade of the 1990's will be remembered as one of the most successful ten year periods in stock market history. New records were set, historical precedence was broken, and we believe the future looks very bright, if not a little volatile. Many investors think we are in an era when double-digit returns are the norm and triple digit returns are possible on individual stocks. They believe the "old" rules no longer apply and a long-term approach toward investing is out-of-date.

     Although the rules may seem to be constantly changing, we would argue that they are not all obsolete. In fact, we believe the most important rules still do apply. We believe investment experience does matter, earnings are important to a company's long term viability and a long term approach is essential to consistent returns. As investors with both professional and personal interests in the markets, we enjoyed the 1990's. Yes, our value style was out of favor in the closing years, but for the most part, in our opinion, we have put together a very strong track record. Additionally, given the momentum that we experienced in the closing months of 1999 and early 2000, we believe that some of the old rules may reassert themselves. We are firm believers that it is NOT going to be different this time.

     Please take a moment to read the investment discussion of each of the Boston Partners Funds. We hope each discussion will provide the market details as well as why we are confident Boston Partners Funds and our value investment process will impress again.

BOSTON PARTNERS LARGE CAP VALUE FUND

     The fourth quarter of 1999 and the first two months of 2000 were representative of the recent period that feasted on technology and ignored most everything else. For the period the S&P 500 returned over 4%, primarily on the strength of Cisco Systems, Oracle Corp., Intel, Sun Microsystems and other mega-cap technology names. In fact, 13 of the top 20 contributors to returns this period were technology stocks. Their average return for the period was 146%.

     As such, we believe the theme that emerged in the last six months was not growth vs. value, but technology versus the rest of the market. In order to keep pace with the broad market this recent period, investors had to be heavily weighted in technology. With the technology sector selling at a lofty 54 times last year's earnings, we believe even some growth investors suffered from acrophobia. It is interesting to note that the returns of the two large capitalization Russell style indices were about the same for 1999, exclusive of technology. Add back technology, and the growth index won by nearly 25 percentage points.

     We believe performance for the Boston Partners Large Cap Value Fund this six month period through February 29, 2000 was strong, relative to the Russell 1000 Value index, but lagging the technology laden S&P 500. We attribute our returns this period to good stock selection. A number of companies that we have owned for awhile started to rebound as investors once again rewarded those companies with positive earnings fundamentals. We realize that most of the stocks in our Large Cap Value Fund are not as sexy as those leading the market. However, we believe these "old-fashioned" companies seem to be where investors are beginning to seek refuge. We had been expecting this resurgence and believe it will continue.

     Notable contributors in the "Large Cap" portfolio were traditional value sectors such as Basic Industries and Utilities. In Basics, it was paper companies and aluminum companies that added to performance, while in Utilities, it was primarily the telecommunications companies. Common to both sectors was industry consolidation, a theme that has been rewarded when improving a company's competitive positioning and ultimately its earnings. Technology was also a very strong sector. The leaders in the market in general were the high priced technology stocks such as Microsoft and Cisco Systems. However, staying true to our value style we were successful with lower priced (low P/E, P/B) companies like National Semiconductor and Hitachi. By way of comparison, the average weighted P/E of our technology sector is approximately 27x versus 42x for the S&P's technology sector.

     Throughout 1999 and into the year 2000, Boston Partners has maintained a commitment to building a portfolio of stocks that represents attractive valuation characteristics. The current portfolio continues to sell at a significant discount on a price to earnings and price to book basis versus both the S&P 500 and the Russell 1000 Value. What we believe has prevented the portfolio from keeping pace with the broader market is the continued strength in all issues related to the dot-com mania. As market breadth increases, based primarily on the positive earnings of cyclical stocks, we believe the value style of investing, and the Boston Partners portfolio, should benefit. With the Federal Reserve raising rates, we expect that the tech sector will eventually come back to earth.

BOSTON PARTNERS MID CAP VALUE FUND

     The month of February marked the fourth straight month of extremely strong returns for mid cap investing. Unfortunately, it also marks the fourth straight month of a very narrow market in which growth, specifically technology and biotechnology sectors posted exceptionally high returns. On the whole, small stocks beat large stocks and growth outperformed value for the month.

INDEX                                  FEBRUARY        3 MONTH         6 MONTH
------                                ----------      ---------       ---------
Russell 2500                            14.44%          23.94%         31.81%
Russell 2500 Value                       1.73%           0.82%         (0.72)%
Russell 2500 Growth                     25.65%          48.52%         75.38%
Russell Mid Cap                          7.69%          13.28%         17.76%
Russell Mid Cap Value                   (4.18)%         (7.50)%       (11.24)%
Russell Mid Cap Growth                  21.02%          41.95%         67.32%

     Looking deeper into the numbers, you will find in the Russell 2500 Value index only 718 out of 1582 securities in the index had a positive return for the month of February. The median stock in the index returned -1.32%. The top stock, P/E Corporation - Celera Genomics, with a market capitalization of $12.7 billion, which comprises 1.32% of the index, returned 143% for the month. Certainly, the value index is benefiting from growth-orientated technology and biotechnology names that happen to be in the index. This imbalance will not be corrected until Russell rebalances the index this summer.

     Investors are currently chasing stocks that have the highest earnings multiples, if they have earnings at all. If you purchased the most expensive quintile of stocks in the Russell 2500 Value index at the beginning of the year, your two-month return would have been 32.26%! Purchasing more rationally priced stocks would have yielded a negative return, as shown in the table below. In eight out of thirteen sectors, owning the highest priced sectors produced the greatest return, while the lower you move down the valuation scale the worse the performance fared. For those investors who have not strayed from their value disciplines it has been a frustrating market.

                                     PERFORMANCE ATTRIBUTION BY P/E RATIO
                                           OF THE RUSSELL 2500 VALUE
                                      JANUARY 1, 2000 - FEBRUARY 29, 2000
                        --------------------------------------------------------
  P/E (FROM HIGHEST
    TO LOWEST)          WEIGHTING    RETURN    CONTRIBUTION       EXPENSIVE
  -----------------     ---------    ------    ------------       ---------
  Quintile 1: >32.6x
    and higher            18.25%     32.26%       5.40%         Most Expensive
  Quintile 2:
    13.1 - 32.5x          20.10%      1.10%       0.22%
  Quintile 3:
    10.1 - 13.1x          18.64%     (9.86)%     (1.91)%
  Quintile 4:
    7.7 - 10.1x           17.29%    (13.31)%     (2.43)%
  Quintile 5:
    1.9 - 7.7x            14.96%    (22.48)%     (3.78)%       Least Expensive
  *N/A                    10.76%     (0.80)%     (0.08)%
  Total Return           100.00%     (2.51)%     (2.51)%
------------
*N/A represents companies which IBES has stopped reporting on, foreign companies or companies that are no longer traded.

     We believe the markets are eschewing traditional investment principles in favor of speculative stories, creating a bifurcated market. There now exists a small set of extremely expensive stocks, which are driving index returns. We view the valuations of these stocks as unsustainably high. On the other hand, many mid cap companies with excellent growth and return characteristics are trading at extremely inexpensive valuations. These companies are taking advantage of their low stock prices by buying back stock, in some cases taking themselves private.

     We believe this unique market cannot last indefinitely. Mid cap value stocks are posting extremely strong operating results, merger and acquisition activity is on the rise, and companies are seeking creative ways to increase shareholder value. WE BELIEVE TODAY'S VALUATION DISPARITY CREATES ONE OF THE MOST COMPELLING CASES FOR ADDING TO OR CREATING A NEW VALUE POSITION.

BOSTON PARTNERS SMALL CAP VALUE FUND II
     (formerly the Boston Partners Micro Cap Value Fund)

     Boston Partners has attempted to better position the Fund in the small cap value equity marketplace by increasing its market capitalization range to $1 billion from $500 million and changing its benchmark to the Russell 2000 Value Index. The name of the Fund changed to the Small Cap Value Fund II to reflect its new market capitalization range and benchmark.

     While year to date performance for the Boston Partners Small Cap Value Fund II remains positive, the frustration in the marketplace as a value investor continues. The themes discussed above hold true for the small cap value sector of the marketplace. Growth stocks continue to outperform value stocks for the six month period as well as year to date, largely driven by the technology and healthcare sectors. We continue to believe that the technology sector is significantly overvalued, and that expectations for earnings growth within this sector are excessive. Even within the value indexes, the more expensive stocks are outperforming, while more traditional value stocks based on lower price to earnings and price to book ratios, have given up ground.

     Strong stock selection in the Consumer Services sector added to performance over the past six months as our retailers benefited from improving comparative store sales and increased earnings over the holiday season.

     The finance sector continues to disappoint in the small cap value area. Our portfolio has increased its finance weighting as the Boston Partners Small Cap Value Fund II has found candidates with strong balance sheets and a catalyst for change that we believe will improve the value of these banks, brokers and insurers over the next 6 to 12 months. These catalysts include accelerating stock buybacks by larger companies, increased merger and acquisition activity, and leveraged buyout activity.

     Our goal with the Boston Partners Small Cap Value Fund II is to create a portfolio of undervalued stocks that we believe will move from being "undervalued" to "properly valued" over the next 6-12 months. The portfolio will attempt to consistently have price to earnings and price to book ratios that are at a discount to the Fund's index, and at no time hold high price to earnings growth stocks. We expect to be rewarded handsomely when the market returns to some normalcy.

BOSTON PARTNERS MARKET NEUTRAL FUND

     The market environment of the past six months of Technology stocks outperforming everything else has been well documented above. Like all of Boston Partners' portfolios, the Market Neutral Fund is based on a value philosophy and process. Our losses over the past six months reflect the divergence between growth and value in the market that we believe has reached astronomical levels. In general, we have purchased value stocks and sold short growth stocks. This process, while fundamentally solid, has proven futile.

     The following chart reflects the divergence between growth and value that has accelerated over the past six months.

                               SIX MONTH PERFORMANCE ENDING 2/29/00      SPREAD
                               ------------------------------------      ------
  Russell 1000 Value                       (8.88)%
  Russell 1000 Growth                      22.35%                        31.23%
  Russell 2000 Value                        2.82%
  Russell 2000 Growth                      66.04%                        63.22%

     Our Market Neutral Fund invests long in stocks that we believe are undervalued with sound business fundamentals and positive business momentum. We will sell short stocks that we believe are overvalued with deteriorating business fundamentals and declining business trends. In the last six months technology stocks (more specifically internet stocks) that were overvalued and had weak balance sheets or earnings, continued to perform well. Our lack of exposure to this sector on the long side as well as our exposure on the short side of the Market Neutral Fund was a major reason for our underperformance. While we do not know when this phenomena will change, we do recognize, as most intelligent investors have, that these companies' prices cannot continue to grow. At some point in time, we expect fundamentals will become important again. This is when we believe the Boston Partners Market Neutral Fund will excel.

     The short holdings in the Boston Partners Market Neutral Fund have added basis points to the Fund. During the most recent period we have found an abundance of stocks whose market values were expensive, with financial statements that were unimpressive, and whose trends towards improvements in their business were negative. Within the last month we took advantage of the collapse of some biotech names, and as the market unwinds we expect to find more opportunities on the short side of this portfolio.

BOSTON PARTNERS BOND FUND

     The Boston Partners Bond Fund returned 1.36% for the past six months. Our objective of remaining duration and yield curve neutral (+/-5% at all times), and using corporates and mortgages to "outyield the Lehman Aggregate", has been in place since the inception of the Fund, and has proven quite frustrating of late. Spread product has lagged Treasuries as a flight to quality has increased the yield premium on corporates and mortgages.

     Bond prices diverged during the recent period. Treasury bond prices rose, despite three recent Federal Reserve rate hikes, and due to the Treasury's initial and pending buyback program. In contrast, corporate and mortgage prices fell as investors shifted into Treasuries. These sectors were also indirectly hurt by Treasury department comments casting doubt on the government's implicit guarantee for GSE (government sponsored entity) debt such as Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) debt. Since these debt issues were just heralded as the next lowest-risk benchmark, the markets gyrated on uncertainty about their ultimate credit quality. Spurred by strong Treasury prices, the broad Lehman Aggregate index returned 1.92% for the past 6 months.

     The Treasury buybacks come from budget surpluses and higher tax receipts boosted by the economic expansion and capital gains. And the economy continues to steam ahead. Coupled with tight labor markets, the current high growth rates portend further rate hikes in the months ahead. While rate hikes have pushed the Federal Funds up to 6%, the buyback program has pulled longer maturity rates lower -- inverting the Treasury yield curve. The two-, five-, ten-, and thirty-year Treasury yields are 6.48%, 6.32%, 6.02%, and 5.84%, respectively.

     With few signs of a slower growth, we expect the inversion of the Treasury yield curve to continue. This implies further volatility in the spread sectors, because it prolongs the period of tighter monetary policy. Facing bullish equity valuations, low savings rates, and increased leverage, the markets will likely face bouts of anxiety over how this business cycle will eventually end.

     Treasury rates fell much further than corporate or mortgage rates, resulting in wider yield spreads. Some corporate spreads are now wider than levels reached during the 1998 liquidity crisis. Swap, credit, and mortgage spreads widened commensurately, reflecting a general flight to quality and the withdrawal of liquidity from spread sectors that has prevailed since 1998. An additional concern is event risk involving corporate issuers with lagging stock prices. As a result, corporate and mortgage performance lagged during the quarter.

     The corporate and mortgage sectors remain fundamentally attractive. At February 29, 2000 the yields for mortgages, corporates, governments, and the Lehman Aggregate index were 7.78%, 7.85%, 6.66%, and 7.31%, respectively. The yield advantage of mortgages and corporates is significant, and all the rates offer attractive potential returns relative to recent inflation.

     With this in mind, though, we are altering the risk profile of portfolios to accommodate changes in our outlook. We have purchased TIPS (Treasury Inflation Protected Securities) to create shelter from further Federal Reserve rate hikes in the short end of portfolios. We are transferring corporate exposure from long maturities into short and intermediate maturities. This will help insulate the portfolio from further spread widening if the Treasury yield curve inverts further. Finally, we continue to emphasize GNMA passthroughs in our mortgage segment, because in contrast to FNMA or FHLMC passthroughs they benefit from an unqualified government guarantee.

     Our procedures include careful attention to yield curve exposure relative to benchmarks, sector weightings, and diversification. With minimal interest rate and yield curve exposure relative to the benchmark, the portfolio is significantly overweighted in the higher yielding mortgage and corporate sectors.

     Yield and the reinvestment of coupon income drive fixed income returns in the long run. Therefore, we remain committed to maintaining a yield advantage and tight risk controls as we believe it is the most consistent way to add value over time.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------       -----
COMMON STOCK--97.7%

AEROSPACE/DEFENSE--4.4%
   Boeing Co. (The) ..............    8,000   $   295,000
   Honeywell International, Inc. .   12,100       582,312
   Litton Industries, Inc.* ......   12,680       379,607
   Northrop Grumman Corp. ........   13,700       622,494
                                              -----------
                                                1,879,413
                                              -----------
BANKS & SAVINGS & LOANS--4.2%
   Bank One Corp. ................   15,700       405,256
   Chase Manhattan Corp. (The) ...    4,600       366,275
   FleetBoston Financial Corp. ...   19,000       517,750
   PNC Bank Corp. ................    5,300       205,044
   Toronto-Dominion Bank (The) ...   12,700       322,262
                                              -----------
                                                1,816,587
                                              -----------
CHEMICALS--1.1%
   Rohm and Haas Co. .............   11,800       476,425
                                              -----------
COMPUTERS, SOFTWARE & SERVICES--8.9%
   Compaq Computer Corp. .........    8,000       199,000
   Computer Associates
     International, Inc. .........   16,000     1,029,000
   Electronic Data Systems Corp. .    8,400       543,900
   Hewlett-Packard Co. ...........    4,500       605,250
   International Business
     Machines Corp. ..............    4,800       489,600
   NCR Corp.* ....................    6,500       246,594
   Seagate Technology, Inc.* .....   13,200       658,350
   Sterling Software, Inc.* ......    1,500        53,812
                                              -----------
                                                3,825,506
                                              -----------
CONSTRUCTION & BUILDING MATERIALS--0.7%
   Ingersoll-Rand Co. ............    8,200       314,162
                                              -----------
DIVERSIFIED--2.9%
   Illinois Tool Works, Inc. .....   15,000       775,312
   Minnesota Mining and
     Manufacturing Co. ...........    5,600       493,500
                                              -----------
                                                1,268,812
                                              -----------



                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------       -----
ELECTRIC UTILITIES--2.6%
   Niagara Mohawk Holdings, Inc.*    22,500    $  264,375
   PECO Energy Co. ...............   16,000       597,000
   Unicom Corp. ..................    6,900       260,906
                                              -----------
                                                1,122,281
                                              -----------
ENTERTAINMENT--3.1%
   MediaOne Group, Inc.* .........   14,100     1,106,850
   Park Place Entertainment Corp.*   20,200       228,512
                                              -----------
                                                1,335,362
                                              -----------
FINANCIAL SERVICES--9.0%
   Citigroup, Inc. ...............   21,400     1,106,112
   Countrywide Credit Industries,
     Inc. ........................   17,200       428,925
   Fannie Mae ....................   16,300       863,900
   Freddie Mac ...................   30,800     1,285,900
   SLM Holding Corp. .............    6,600       206,662
                                              -----------
                                                3,891,499
                                              -----------
FOOD & BEVERAGE--1.8%
   Nabisco Holdings Corp., Class A   14,100       412,425
   Quaker Oats Co. (The) .........    6,900       372,169
                                              -----------
                                                  784,594
                                              -----------
INSURANCE--7.9%
   Ace Ltd. ......................   59,495     1,063,473
   Allmerica Financial Corp. .....   10,380       433,365
   American International Group,
     Inc. ........................    4,375       386,914
   CIGNA Corp. ...................   15,300     1,129,331
   Marsh & McLennan
     Companies, Inc. .............    2,900       224,388
   St. Paul Companies, Inc. (The)     7,400       165,575
                                              -----------
                                                3,403,046
                                              -----------
MACHINERY & ENGINEERING--1.0%
   Deere & Co. ...................   12,600       450,450
                                              -----------
MEDICAL SUPPLIES--4.3%
   Bausch & Lomb, Inc. ...........    1,400        73,850
   Baxter International, Inc. ....   18,500     1,008,250
   Kimberly-Clark Corp. ..........   15,000       775,312
                                              -----------
                                                1,857,412
                                              -----------

    The accompanying notes are an integral part of the financial statements.
                                        6

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------       -----
METALS & MINING--1.2%
   Alcan Aluminium Ltd. ..........   16,100   $   531,300
                                              -----------
OIL & GAS EXPLORATION--4.9%
   Burlington Resources, Inc. ....   25,300       698,913
   Diamond Offshore Drilling, Inc.    7,800       247,650
   El Paso Energy Corp. ..........   11,100       411,394
   Kerr-McGee Corp. ..............    8,109       362,878
   Noble Drilling Corp.* .........   10,900       392,400
                                              -----------
                                                2,113,235
                                              -----------
OIL SERVICES--9.7%
   Baker Hughes, Inc. ............   17,200       445,050
   Conoco, Inc., Class B .........   56,563     1,113,584
   Halliburton Co. ...............   14,300       546,081
   Occidental Petroleum Corp. ....   34,400       552,550
   Tosco Corp. ...................   33,505       896,259
   Total Fina SA .................    5,700       382,613
   USX-Marathon Group ............   11,100       240,038
                                              -----------
                                                4,176,175
                                              -----------
PAPER & FORESTRY PRODUCTS--2.4%
   Abitibi-Consolidated, Inc. ....   17,200       152,650
   Temple-Inland, Inc. ...........    7,100       362,988
   Weyerhaeuser Co. ..............    9,700       497,731
                                              -----------
                                                1,013,369
                                              -----------
PHARMACEUTICALS--2.1%
   American Home Products Corp. ..   16,500       717,750
   Aventis SA ....................    3,600       187,200
                                              -----------
                                                  904,950
                                              -----------
PUBLISHING & INFORMATION SERVICES--2.0%
   Harcourt General, Inc. ........   19,200       661,200
   Tribune Co. ...................    5,300       206,369
                                              -----------
                                                  867,569
                                              -----------



                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------       -----
REAL ESTATE--2.5%
   Avalonbay Communities, Inc. ...    5,400    $  182,250
   Equity Office Properties Trust    11,600       277,675
   Equity Residential Properties
     Trust .......................    5,500       219,656
   Mack-Cali Realty Corp. ........    4,800       114,000
   MeriStar Hospitality Corp. ....    5,330        84,947
   Prentiss Properties Trust .....    4,840        99,523
   RFS Hotel Investors, Inc. .....    7,340        77,988
                                              -----------
                                                1,056,039
                                              -----------
RETAIL TRADE--3.7%
   Circuit City Group ............    5,900       238,213
   CVS Corp. .....................   12,900       451,500
   Federated Department
     Stores, Inc.* ...............    4,600       168,763
   Office Depot, Inc.* ...........   46,650       568,547
   Toys "R" Us, Inc.* ............   12,600       155,925
                                              -----------
                                                1,582,948
                                              -----------
TELECOMMUNICATIONS & EQUIPMENT--14.2%
   3Com Corp.* ...................   10,900     1,068,200
   Bell Atlantic Corp. ...........   16,300       797,681
   BellSouth Corp. ...............   22,500       916,875
   GTE Corp. .....................   14,700       867,300
   Nippon Telegraph &
     Telephone Corp. (NTT) .......    8,700       591,600
   SBC Communications, Inc. ......   29,675     1,127,650
   Sprint Corp. ..................   12,600       768,600
                                              -----------
                                                6,137,906
                                              -----------
TEXTILES & APPAREL--0.8%
   Liz Claiborne, Inc. ...........    9,300       348,169
                                              -----------
TOBACCO--2.3%
   Loews Corp. ...................    9,050       402,725
   UST, Inc. .....................   31,300       604,481
                                              -----------
                                                1,007,206
                                              -----------
     TOTAL COMMON STOCK
       (Cost $47,161,863) ........             42,164,415
                                              -----------

    The accompanying notes are an integral part of the financial statements.
                                        7

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                      PAR
                                     (000)       VALUE
                                     -----       -----
SHORT-TERM INVESTMENTS--1.8%
   Rodney Square Cash Reserve
     5.570% 03/01/00 .............   $762     $   761,763
                                              -----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $761,763) ...........                761,763
                                              -----------
TOTAL INVESTMENTS--99.5%
   (Cost $47,923,626) ............             42,926,178
                                              -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.5% ..........                210,771
                                              -----------
NET ASSETS--100.0% ...............            $43,136,949
                                              ===========
-------------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.
                                        8

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
COMMON STOCK--98.3%
AEROSPACE/DEFENSE--3.8%
   B.F. Goodrich Co. ...........    37,800  $    904,837
   Litton Industries, Inc.* ....    77,956     2,333,808
   Northrop Grumman Corp. ......    44,600     2,026,512
                                            ------------
                                               5,265,157
                                            ------------
BANKS & SAVINGS & LOANS--4.1%
   Astoria Financial Corp. .....    78,010     1,857,613
   Dime Bancorp., Inc. .........   110,400     1,345,500
   Hibernia Corp. ..............   107,200       971,500
   Imperial Bancorp.* ..........    36,180       931,635
   UnionBanCal Corp. ...........    19,700       632,862
                                            ------------
                                               5,739,110
                                            ------------
BUSINESS & PUBLIC SERVICES--1.7%
   Robert Half International, Inc.  55,700     2,353,325
                                            ------------
COMMUNICATIONS & MEDIA--1.6%
   Chris-Craft Industries, Inc.*    26,200     1,724,288
   Meredith Corp. ..............    17,000       486,625
                                            ------------
                                               2,210,913
                                            ------------
COMPUTERS, SOFTWARE & SERVICES--12.1%
   Adaptec, Inc. ...............    16,400       672,400
   Autodesk, Inc. ..............    85,700     3,829,719
   NCR Corp.* ..................    79,300     3,008,444
   Network Associates, Inc.* ...    54,400     1,655,800
   Sterling Commerce, Inc.* ....    26,700     1,169,794
   Sterling Software, Inc. .....    79,200     2,841,300
   SunGard Data Systems, Inc.* .    93,600     2,808,000
   Synopsys, Inc.* .............    18,700       746,831
                                            ------------
                                              16,732,288
                                            ------------
CONSTRUCTION & BUILDING MATERIALS--4.8%
   D.R. Horton, Inc. ...........    41,400       465,750
   Lafarge Corp. ...............    49,300       970,594
   Martin Marietta Materials, Inc.  37,700     1,338,350
   Southdown, Inc. .............    78,700     3,905,487
                                            ------------
                                               6,680,181
                                            ------------



                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
ELECTRIC UTILITIES--4.4%
   Citizens Utilities Co., Class B  67,500  $  1,029,375
   GPU, Inc. ...................    82,600     2,054,675
   Niagara Mohawk Holdings, Inc.   258,900     3,042,075
                                            ------------
                                               6,126,125
                                            ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--0.7%
   Cypress Semiconductor Corp.*     22,600     1,031,125
                                            ------------
ENERGY--8.1%
   Columbia Energy Group .......    37,500     2,212,500
   DQE, Inc. ...................    38,900     1,808,850
   Dynegy, Inc. ................    52,026     2,438,719
   Energy East Corp. ...........    64,400     1,352,400
   Millipore Corp. .............    23,500     1,255,781
   NiSource, Inc. ..............    54,900       710,269
   Sempra Energy ...............    81,900     1,474,200
                                            ------------
                                              11,252,719
                                            ------------
FINANCIAL SERVICES--2.8%
   Dun & Bradstreet Corp. ......    50,800     1,330,325
   H&R Block, Inc. .............    56,700     2,487,712
                                            ------------
                                               3,818,037
                                            ------------
FOOD & BEVERAGE--3.4%
   International Home Foods, Inc.*  60,400     1,023,025
   Keebler Foods Co.* ..........   144,500     3,666,687
                                            ------------
                                               4,689,712
                                            ------------
HEALTHCARE--1.3%
   Health Management Associates,
     Inc., Class A* ............    72,400       778,300
   Wellpoint Health Networks,
     Inc.* .....................    15,400     1,039,500
                                            ------------
                                               1,817,800
                                            ------------
    The accompanying notes are an integral part of the financial statements.
                                       9

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
INSURANCE--10.6%
   Ace Ltd. ....................   172,500   $ 3,083,437
   Allmerica Financial Corp. ...    92,900     3,878,575
   Everest Reinsurance Holdings,
     Inc. ......................    76,092     1,869,010
   Jefferson-Pilot Corp. .......     9,400       489,388
   Nationwide Financial Services,
     Inc., Class A .............    28,600       659,588
   Protective Life Corp. .......    64,000     1,408,000
   ReliaStar Financial Corp. ...   120,400     3,363,675
                                            ------------
                                              14,751,673
                                            ------------
MEDICAL SUPPLIES--3.8%
   Bausch & Lomb, Inc. .........    23,700     1,250,175
   C.R. Bard, Inc. .............    75,600     2,986,200
   Sybron International Corp.* .    38,100     1,066,800
                                            ------------
                                               5,303,175
                                            ------------
MULTI-INDUSTRY--5.3%
   Dexter Corp. ................    24,000     1,107,000
   Pall Corp. ..................    22,400       442,400
   Viad Corp. ..................   249,530     5,848,359
                                            ------------
                                               7,397,759
                                            ------------
OIL & GAS EXPLORATION--8.2%
   Amerada Hess Corp. ..........    50,300     2,543,294
   Apache Corp. ................    50,900     1,857,850
   Devon Energy Corp. ..........    39,800     1,482,550
   Diamond Offshore Drilling, Inc.  61,600     1,955,800
   R & B Falcon Corp.* .........   131,900     2,036,206
   Union Pacific Resources
     Group, Inc. ...............   159,800     1,428,213
                                            ------------
                                              11,303,913
                                            ------------
PAPER & FORESTRY PRODUCTS--3.2%
   Abitibi-Consolidated, Inc. ..    88,800       788,100
   Bowater, Inc. ...............    60,400     2,970,925
   Mead Corp. ..................    21,700       649,644
                                            ------------
                                               4,408,669
                                            ------------



                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
PHARMACEUTICALS--2.7%
   Alza Corp.* .................    19,400    $  711,738
   BioChem Pharma, Inc.* .......    25,900       684,731
   Mylan Laboratories, Inc. ....    58,800     1,352,400
   Watson Pharmaceuticals, Inc.*    23,700       948,000
                                            ------------
                                               3,696,869
                                            ------------
PUBLISHING & INFORMATION SERVICES--3.8%
   Harcourt General, Inc. ......    66,600     2,293,538
   Reader's Digest Association,
     Inc., Class A .............    88,000     3,025,000
                                            ------------
                                               5,318,538
                                            ------------
RETAIL TRADE--1.8%
   Office Depot, Inc.* .........   148,800     1,813,500
   ShopKo Stores, Inc. .........    39,594       658,250
                                            ------------
                                               2,471,750
                                            ------------
SHIPBUILDING--2.9%
   Newport News Shipbuilding, Inc. 144,200     4,082,663
                                            ------------
TELECOMMUNICATIONS--1.1%
   Harris Corp. ................    45,900     1,463,062
                                            ------------
TEXTILES & APPAREL--1.7%
   Liz Claiborne, Inc. .........    64,100     2,399,744
                                            ------------
TOYS--0.7%
   Hasbro, Inc. ................    59,800       941,850
                                            ------------
WHOLESALE-WAREHOUSE--3.7%
   BJ's Wholesale Club, Inc.* ..   141,022     4,371,682
   Supervalu, Inc. .............    44,700       768,281
                                            ------------
                                               5,139,963
                                            ------------
     TOTAL COMMON STOCK
       (Cost $151,358,557)                   136,396,120
                                            ------------
    The accompanying notes are an integral part of the financial statements.
                                       10

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                     PAR        VALUE
                                    (000)
                                    -----       -----
SHORT-TERM INVESTMENTS--2.3%
   Rodney Square Cash Reserve
     5.570% 03/01/00 ...........    $3,136  $  3,135,916
                                            ------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $3,135,916) .......               3,135,916
                                            ------------
TOTAL INVESTMENTS--100.6%
   (Cost $154,494,473) .........             139,532,036
                                            ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.6%) ........                (814,709)
                                            ------------
NET ASSETS--100.0% .............            $138,717,327
                                            ============
-----------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.
                                       11

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                       "FORMERLY THE MICRO CAP VALUE FUND"
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
COMMON STOCK--99.1%
AGRICULTURE--1.1%
   Agribrands International, Inc.*      500   $   18,281
                                              ----------
AIR TRANSPORT--0.8%
   Midwest Express Holdings, Inc.*      500       12,906
                                              ----------
AUTOMOTIVE--2.4%
   Dollar Thrifty Automotive Group,
     Inc.* .....................        700        9,187
   Monaco Coach Corp.* .........        500        9,000
   National R.V. Holdings, Inc.*        600        7,800
   Sonic Automotive, Inc.* .....      1,400       11,987
                                              ----------
                                                  37,974
                                              ----------
BANKS & SAVINGS & LOANS--4.3%
   Bank United Corp., Class A ..        500       13,094
   IndyMac Mortgage Holdings, Inc.*   1,500       19,031
   ITLA Capital Corp.* .........      1,100       12,581
   Local Financial Corp.* ......        600        4,800
   Ocwen Financial Corp.* ......      1,500        8,906
   SGV Bancorp., Inc.* .........        500       11,156
                                              ----------
                                                  69,568
                                              ----------
BUSINESS & PUBLIC SERVICES--9.9%

   Brady Corp. .................        300        8,137
   Hall Kinion & Associates, Inc.*      500        9,000
   ITT Educational Services, Inc.*      800        9,600
   National Processing Inc.* ...      4,000       35,250
   RemedyTemp, Inc.* ...........        600       13,350
   Right Management Consultants,
     Inc.* .....................      2,400       26,400
   Staff Leasing, Inc.* ........      2,100       12,075
   StaffMark, Inc.* ............      2,600       29,250
   Wackenhut Corrections Corp.*       1,600       15,700
                                              ----------
                                                 158,762
                                              ----------
COMPUTERS, SOFTWARE & SERVICES--2.6%
   Maxtor Corp.* ...............      2,200       17,600
   Quantum Corp.-Hard Disk Drive*     3,000       23,625
                                              ----------
                                                  41,225
                                              ----------



                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
CONSTRUCTION & BUILDING MATERIALS--3.2%
   Dal-Tile International, Inc.*      1,800   $   12,600
   Encompass Services Corp.* ...      2,875       20,664
   Granite Construction, Inc. ..        400        9,975
   Material Sciences Corp.* ....        600        8,662
                                              ----------
                                                  51,901
                                              ----------
CONSUMER PRODUCTS & SERVICES--3.5%
   Carey Intrnational, Inc.* ...        700       11,725
   Gibson Greetings, Inc. ......      1,300       10,481
   Pittston Brink's Group ......        700       12,512
   Veterinary Centers of America,
     Inc.* .....................      1,900       21,019
                                              ----------
                                                  55,737
                                              ----------
ELECTRIC UTILITIES--1.6%
   CMP Group, Inc. .............        300        8,475
   El Paso Electric Co. ........      1,800       17,212
                                              ----------
                                                  25,687
                                              ----------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.5%
   Analogic Corp ...............        300       14,550
   PSC, Inc.* ..................      1,800        9,000
                                              ----------
                                                  23,550
                                              ----------
FINANCIAL SERVICES--6.3%
   American Captial Strategies Ltd.     700       16,800
   BNC Mortgage, Inc.* .........      1,800       16,425
   Brookline Bancorp., Inc. ....        600        5,662
   Dain Rauscher Corp. .........        400       22,550
   FBR Asset Investment Corp. ..      1,400       14,000
   Federal Agricultural Mortgage
      Corp.* ...................        600       10,087
   John Nuveen Co. (The), Class A       300       10,350
   MCM Capital Group, Inc.* ....      2,200        5,156
                                              ----------
                                                 101,030
                                              ----------
FOOD & BEVERAGE--3.9%
   M & F Worldwide Corp.* ......      2,900       14,138
   Nature's Sunshine Products, Inc.   1,500       15,750
   Rexall Sundown, Inc.* .......      2,200       33,000
                                              ----------
                                                  62,888
                                              ----------

    The accompanying notes are an integral part of the financial statements.
                                       12

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                       "FORMERLY THE MICRO CAP VALUE FUND"
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
HEALTHCARE--3.4%
   Mid Atlantic Medical Services, Inc.* 800   $    6,550
   Osteotech, Inc.* ............        800       12,850
   ProVantage Health Services, Inc.*  5,000       35,938
                                              ----------
                                                  55,338
                                              ----------
INDUSTRIAL GOODS & MATERIALS--1.5%
   Quixote Corp. ...............      1,800       24,300
                                              ----------
INSURANCE--16.2%
   Annuity and Life Re
     (Holdings) Ltd. ...........      1,800       40,725
   CNA Surety Corp. ............      2,900       32,988
   E. W. Blanch Holdings, Inc. .        400       18,800
   Insurance Auto Auctions, Inc.*     3,800       59,850
   IPC Holdings Ltd. ...........        700        8,225
   Liberty Financial Companies, Inc.  1,000       19,312
   MIIX Group, Inc. (The) ......      1,000       11,625
   Mutual Risk Management Ltd. .      1,500       20,625
   NYMAGIC, Inc. ...............        600        8,625
   PXRE Group Ltd. .............      1,000       14,063
   RenaissanceRe Holdings Ltd. .        200        7,575
   Risk Capital Holdings, Inc.*         500        7,625
   Terra Nova Holdings Ltd., Class A    500       10,813
                                              ----------
                                                 260,851
                                              ----------
MACHINERY & ENGINEERING--0.7%
   Manitowoc Co., Inc. .........        400       10,775
                                              ----------
MANUFACTURING--4.8%
   CLARCOR, Inc. ...............        600       11,663
   Griffon Corp.* ..............      1,500       12,563
   Lindsay Manufacturing Co. ...        400        6,725
   SpeedFam-IPEC, Inc.* ........        900       25,931
   SPS Technologies, Inc.* .....        300        9,806
   Toro Co. ....................        300        9,938
                                              ----------
                                                  76,626
                                              ----------
MEDICAL SUPPLIES--2.2%
   ICU Medical, Inc.* ..........      1,400       21,700
   Perrigo Co.* ................      1,900       13,953
                                              ----------
                                                  35,653
                                              ----------



                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
OIL & GAS EXPLORATION--2.6%
   Pennaco Energy, Inc.* .......      1,400   $   12,950
   Swift Energy Co.* ...........      2,400       28,350
                                              ----------
                                                  41,300
                                              ----------
OIL SERVICES--2.8%
   Atlas Pipeline Partners, L.P.*       700        8,138
   Evergreen Resources, Inc.* ..      1,300       28,925
   Tesoro Petroleum Corp.* .....        800        7,400
                                              ----------
                                                  44,463
                                              ----------
PHARMACEUTICALS--1.0%
   North American Vaccine, Inc.*      3,000       16,688
                                              ----------
PUBLISHING & INFORMATION SERVICES--1.2%
   R.H. Donnelley Corp.* .......      1,100       18,562
                                              ----------
REAL ESTATE--8.6%
   Brookdale Living Communities,
     Inc.* .....................      1,200       16,050
   Capital Automotive REIT .....      1,200       15,000
   Commercial Net Lease Realty .      1,100       11,206
   Imperial Credit Commercial
     Mortgage Investment Corp. .      3,500       40,031
   Redwood Trust, Inc. .........      1,900       22,919
   Trammell Crow Co.* ..........      2,300       27,600
   Ventas, Inc.* ...............      1,700        5,738
                                              ----------
                                                 138,544
                                              ----------
RETAIL TRADE--3.3%
   Rex Stores Corp.* ...........      2,000       34,375
   Ross Stores, Inc. ...........      1,300       18,850
                                              ----------
                                                  53,225
                                              ----------
RETAIL-SPECIALTY APPAREL STORES--3.5%
   Finish Line, Inc., Class A
     (The)* ....................      2,500       15,000
   Wilsons, The Leather Experts,
     Inc.* .....................      1,600       40,800
                                              ----------
                                                  55,800
                                              ----------
TELECOMMUNICATIONS--0.6%
   Pacific Gateway Exchange, Inc.       500       10,125
                                              ----------
    The accompanying notes are an integral part of the financial statements.
                                       13

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                       "FORMERLY THE MICRO CAP VALUE FUND"
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
TEXTILES & APPAREL--2.8%
   Maxwell Shoe Co., Inc., Class A*   1,000   $    8,375
   Nautica Enterprises, Inc.* ..      3,400       35,913
                                              ----------
                                                  44,288
                                              ----------
TOBACCO--0.7%
   Universal Corp. .............        700       11,463
                                              ----------
TRANSPORTATION--2.1%
   American Freightways Corp.* .        500        5,438
   Arkansas Best Corp.* ........        800        7,550
   Fritz Companies, Inc.* ......      1,700       14,238
   Knightsbridge Tankers Ltd. ..        400        6,025
                                              ----------
                                                  33,251
                                              ----------
     TOTAL COMMON STOCK
       (Cost $1,619,263) .......               1,590,761
                                              ----------

                                        PAR
                                       (000)    VALUE
                                       -----    -----
SHORT-TERM INVESTMENTS--3.0%
   Rodney Square Cash Reserve
     5.570% 03/01/00 ...........        $47   $   47,203
                                              ----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $47,203) ..........                  47,203
                                              ----------
TOTAL INVESTMENTS--102.1%
   (Cost $1,666,466) ...........               1,637,964
                                              ----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(2.1%) ........                 (33,009)
                                              ----------
NET ASSETS--100.0% .............              $1,604,955
                                              ==========
------------
*Non-income producing.
REIT - Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.
                                       14

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MARKET NEUTRAL FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
LONG POSITIONS--97.9%
COMMON STOCK--97.5%
AEROSPACE/DEFENSE--1.4%
   B.F. Goodrich Co. (The) ......       400   $    9,575
   Teledyne Technologies, Inc.* .       500        4,344
                                              ----------
                                                  13,919
                                              ----------
AUTOMOTIVE PARTS & EQUIPMENT--1.0%
   IMPCO Technologies, Inc.* ....       200       10,238
                                              ----------
BROADCASTING & PUBLISHING--1.4%
   NTN Communications, Inc.* ....     1,200        4,725
   Young Broadcasting, Inc., Class A*   400        9,650
                                              ----------
                                                  14,375
                                              ----------
BUSINESS & PUBLIC SERVICES--5.2%
   Covance, Inc.* ...............       800       11,400
   Hall, Kinion & Associates, Inc.*     300        5,400
   Interep National Radio Sales, Inc.*  700        7,000
   Snyder Communications, Inc. ..       400        9,700
   Strategic Distribution, Inc.*      5,300        9,275
   Ventiv Health, Inc.* .........     1,200        9,600
                                              ----------
                                                  52,375
                                              ----------
CHEMICALS--4.4%
   Arch Chemicals, Inc. .........       800       15,250
   Cytec Industries, Inc.* ......       400        9,700
   Eastman Chemical Co. .........       200        7,188
   Methanex Corp.* ..............     3,900        9,019
   Wellman, Inc. ................       200        3,725
                                              ----------
                                                  44,882
                                              ----------
COMPUTERS, SOFTWARE & SERVICES--25.6%
   ACT Networks, Inc.* ..........     1,900       26,600
   AHT Corp.* ...................     3,200       13,100
   Alphanet Solutions, Inc. .....     2,200       18,975
   Catapult Communications Corp.*     1,200       15,600
   Eagle Point Software Corp.* ..     1,500        9,375
   GTECH Holdings Corp.* ........       600       12,000
   Informix Corp.* ..............       500        8,000
   Maxtor Corp.* ................     2,100       16,800
   Mechanical Dynamics, Inc.* ...     1,800        9,900
   Network Associates, Inc.* ....       600       18,263



                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
COMPUTERS, SOFTWARE & SERVICES--(CONTINUED)
   SBE, Inc.* ...................     1,200   $   19,650
   SPR, Inc.* ...................     1,200        8,475
   SS&C Technologies, Inc.* .....     2,000       11,250
   Sterling Software, Inc.* .....       600       21,525
   SunGard Data Systems, Inc.* ..       600       18,000
   Systemax, Inc.* ..............     1,500       14,813
   T/R Systems, Inc.* ...........       600       12,975
   Technical Communications Corp.*      800        4,650
                                              ----------
                                                 259,951
                                              ----------
CONSULTING SERVICES--0.6%
   Gartner Group, Inc. ..........       400        5,725
                                              ----------
CONSUMER PRODUCTS & SERVICES--0.9%
   Stewart Enterprises, Inc. ....     2,000        8,500
                                              ----------
DISTRIBUTION--0.8%
   Savoir Technology Group, Inc.*     1,100        8,250
                                              ----------
DIVERSIFIED--2.6%
   Ogden Corp. ..................     2,300       26,163
                                              ----------
ELECTRIC UTILITIES--6.2%
   Avista Corp. .................       300        9,019
   Carolina Power & Light Co. ...       750       22,313
   CMS Energy Corp. .............       400        6,700
   Conectiv, Inc. ...............       600        8,550
   NiSource, Inc. ...............     1,300       16,819
                                              ----------
                                                  63,401
                                              ----------
ELECTRONIC COMPONENTS & INSTRUMENTS--6.3%

   Integrated Silicon Solution, Inc.*   300        8,344
   Micro Linear Corp.* ..........       700        5,250
   PSC, Inc.* ...................     1,300        6,500
   TII Industries, Inc.* ........     3,100        8,138
   Tower Semiconductor Ltd.* ....     1,100       29,563
   UCAR International, Inc.* ....       400        6,100
                                              ----------
                                                  63,895
                                              ----------
ENERGY--1.2%
   Catalytica, Inc.* ............       800       10,300
   High Plains Corp.* ...........     1,000        2,219
                                              ----------
                                                  12,519
                                              ----------
    The accompanying notes are an integral part of the financial statements.
                                       15

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
ENERGY EQUIPMENT & SERVICES--0.9%
   Rentech, Inc.* ...............     5,300   $    9,275
                                              ----------
ENGINEERING & CONSTRUCTION--2.4%
   EMCOR Group, Inc.* ...........       700       15,750
   Exponent, Inc.* ..............     1,000        8,063
                                              ----------
                                                  23,813
                                              ----------
FINANCIAL SERVICES--1.3%
   Deluxe Corp. .................       400        9,375
   Freddie Mac ..................       100        4,175
                                              ----------
                                                  13,550
                                              ----------
HEALTHCARE--6.2%
   America Service Group, Inc.* .       700        9,450
   PMR Corp. ....................     2,400        9,000
   Triad Hospital, Inc.* ........     1,600       25,600
   Trigon Healthcare, Inc.* .....       300        9,581
   U.S. Physical Therapy, Inc.* .     1,000        9,500
                                              ----------
                                                  63,131
                                              ----------
INSURANCE--1.7%
   ACE Ltd. .....................       700       12,513
   Chicago Title Corp. ..........       100        4,650
                                              ----------
                                                  17,163
                                              ----------
MACHINERY & ENGINEERING--0.4%
   Allied Products Corp. ........     1,300        4,306
                                              ----------
MEDICAL EQUIPMENT--1.1%
   EndoSonics Corp.* ............     2,000       11,500
                                              ----------
MEDICAL SUPPLIES--0.8%
   C.R. Bard, Inc. ..............       200        7,900
                                              ----------
OIL & GAS EXPLORATION--4.9%
   Abraxas Petroleum Corp.* .....     1,900        2,613
   Canadian 88 Energy Corp.* ....       900        1,013
   Diamond Offshore Drilling, Inc.      300        9,525
   Forest Oil Corp.* ............     1,500       12,281
   Ocean Energy, Inc.* ..........       900        9,619
   Pennaco Energy, Inc.* ........       500        4,625
   Swift Energy Co.* ............       900       10,631
                                              ----------
                                                  50,307
                                              ----------




                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
OIL SERVICES--2.1%
   Mitcham Industries, Inc.* ....     1,300   $    5,688
   R & B Falcon Corp.* ..........     1,000       15,438
                                              ----------
                                                  21,126
                                              ----------
PACKAGING & CONTAINERS--0.3%
   Pactiv Corp.* ................       400        3,325
                                              ----------
PHARMACEUTICALS--5.7%
   ALZA Corp.* ..................       200        7,338
   Aronex Pharmaceuticals, Inc.*      3,100        9,688
   Caremark Rx, Inc.* ...........     2,300       10,350
   Discovery Laboratories, Inc.*      1,200       10,050
   North American Vaccine, Inc.*      1,900       10,569
   UroCor, Inc.* ................     2,100       10,369
                                              ----------
                                                  58,364
                                              ----------
PUBLISHING & INFORMATION SERVICES--2.4%
   IDG Books Worldwide, Inc.* ...       700        9,625
   R.H. Donnelley Corp.* ........       900       15,188
                                              ----------
                                                  24,813
                                              ----------
RETAIL TRADE--1.3%
   Movie Gallery, Inc.* .........     3,600       13,275
                                              ----------
TELECOMMUNICATIONS & EQUIPMENT--8.4%
   Bogen Communications
     International, Inc.* .......     1,600       19,200
   Corsair Communications, Inc.*        700       19,950
   EMS Technologies, Inc.* ......       800       9,600
   Harris Corp. .................       300        9,563
   MasTec, Inc.* ................       300       17,277
                                              ----------
                                                  85,590
                                              ----------
     TOTAL COMMON STOCK
       (Cost $904,005) ..........                991,631
                                              ----------
                                       PAR
                                      (000)
                                      -----
SHORT-TERM INVESTMENTS--0.4%
   Rodney Square Cash Reserve
     5.570% 03/01/00 ............      $  4        4,357
                                              ----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $4,357) ............                  4,357
                                              ----------
     TOTAL LONG POSITIONS--97.9%
       (Cost $908,362) ..........                995,988
                                              ----------
    The accompanying notes are an integral part of the financial statements.
                                       16

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
SECURITIES SOLD SHORT--(79.4)%
AEROSPACE/DEFENSE--(1.4)%
   HEICO Corp. ..................      (500)  $   (7,281)
   SPACEHAB, Inc.* ..............      (700)      (3,194)
   Titan Corp. (The)* ...........      (100)      (3,750)
                                              ----------
                                                 (14,225)
                                              ----------
AUTOMOTIVE--(0.6)%
   A.S.V., Inc.* ................      (500)      (6,531)
                                              ----------
AUTOMOTIVE PARTS & EQUIPMENT--(0.3)%
   Collins & Aikman Corp. .......      (600)      (3,038)
                                              ----------
BANKS & SAVINGS & LOANS--(3.8)%
   Commerce Bancorp., Inc. ......      (105)      (3,531)
   CVB Financial Corp. ..........      (125)      (1,766)
   Fifth Third Bancorp. .........      (200)     (10,413)
   Provident Financial Group, Inc.     (300)      (8,438)
   Queens County Bancorp., Inc. .      (300)      (5,700)
   Sky Financial Group, Inc. ....      (200)      (3,063)
   Zions Bancorp. ...............      (100)      (5,306)
                                              ----------
                                                 (38,217)
                                              ----------
BROADCASTING & PUBLISHING--(0.8)%
   On Command Corp.* ............      (200)      (3,400)
   Source Media, Inc.* ..........      (300)      (4,463)
                                              ----------
                                                  (7,863)
                                              ----------
BUSINESS & PUBLIC SERVICES--(6.8)%
   Administaff, Inc.* ...........      (200)      (8,250)
   Central Parking Corp. ........      (400)      (5,925)
   HeadHunter.NET, Inc.* ........      (700)     (11,025)
   HotJobs.com, Ltd.* ...........      (500)     (12,563)
   iVillage, Inc.* ..............      (100)      (1,875)
   Labor Ready, Inc.* ...........      (500)      (4,156)
   Leapnet, Inc.* ...............    (1,000)      (7,125)
   Leisureplanet Holdings, Inc.*       (300)      (3,375)
   Modis Professional Services, Inc.*  (200)      (3,150)
   Primark Corp.* ...............      (100)      (2,206)
   ProBusiness Services, Inc.* ..      (200)      (5,425)
   Source Information
     Management Co. (The)* ......      (200)      (4,138)
                                              ----------
                                                 (69,213)
                                              ----------




                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
CHEMICALS--(3.2)%
   Eco Soil Systems, Inc.* ......    (1,000)  $   (4,000)
   Georgia Gulf Corp. ...........      (400)      (9,100)
   Nova Chemicals Corp. .........      (300)      (4,800)
   OM Group, Inc. ...............      (200)      (7,450)
   Praxair, Inc. ................      (100)      (3,375)
   U.S. Plastic Lumber Corp.* ...      (500)      (4,000)
                                              ----------
                                                 (32,725)
                                              ----------
COMMUNICATIONS & MEDIA--(1.1)%
   Lumenon Innovative Lightwave
     Technology, Inc.* ..........      (100)      (3,513)
   YouthStream Media Networks, Inc.*   (400)      (7,650)
                                              ----------
                                                 (11,163)
                                              ----------
COMPUTERS, SOFTWARE & SERVICES--(9.3)%
   CGI Group, Inc., Class A * ...      (400)      (6,850)
   CheckFree Holdings Corp.* ....       (50)      (4,397)
   ConSyGen, Inc.* ..............      (200)        (370)
   Dell Computer Corp.* .........      (200)      (8,163)
   Dendrite International, Inc.*       (200)      (4,925)
   eFax.com* ....................      (600)      (3,975)
   Gateway, Inc.* ...............      (100)      (6,875)
   IBS Interactive, Inc.* .......      (300)      (3,825)
   InterWorld Corp.* ............      (100)      (5,425)
   Juno Online Services, Inc.* ..      (200)      (4,625)
   Mail.com, Inc.* ..............      (300)      (4,500)
   Red Hat, Inc.* ...............      (100)      (6,069)
   SVI Holdings, Inc.* ..........      (500)      (5,344)
   Transactions Systems Architects,
     Inc., Class A* .............      (200)      (9,025)
   Vitech America, Inc.* ........      (100)        (631)
   Xeikon NV* ...................      (800)     (16,900)
   ZeroPlus.com, Inc.* ..........      (300)      (2,925)
                                              ----------
                                                 (94,824)
                                              ----------
    The accompanying notes are an integral part of the financial statements.
                                       17

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
CONSUMER PRODUCTS & SERVICES--(3.9)%
   Ask Jeeves, Inc.* ............      (100)  $   (8,044)
   Autobytel.com, Inc.* .........      (300)      (3,206)
   Autoweb.com, Inc.* ...........      (400)      (2,400)
   Coinstar, Inc.* ..............      (300)      (4,200)
   Ionics, Inc.* ................      (300)      (8,550)
   MemberWorks, Inc.* ...........       (50)      (4,044)
   Peapod, Inc.* ................      (500)      (4,156)
   Student Advantage, Inc.* .....      (300)      (4,650)
                                              ----------
                                                 (39,250)
                                              ----------
DISTRIBUTION--(0.8)%
   En Pointe Technologies, Inc.*       (100)      (4,400)
   Miami Computer Supply Corp.* .      (100)      (3,275)
                                              ----------
                                                  (7,675)
                                              ----------
DIVERSIFIED--(0.9)%
   Roper Industries, Inc. .......      (200)      (5,450)
   Triarc Companies, Inc.* ......      (200)      (3,788)
                                              ----------
                                                  (9,238)
                                              ----------
ELECTRIC UTILITIES--(0.8)%
   American Electric Power Co., Inc.   (300)      (8,438)
                                              ----------
ELECTRONIC COMPONENTS & INSTRUMENTS--(0.3)%
   FLIR Systems, Inc.* ..........      (200)      (3,175)
                                              ----------
ELECTRONICS--(1.1)%
   Molex, Inc. ..................      (200)     (11,175)
                                              ----------
FINANCIAL SERVICES--(2.6)%
   Allied Capital Corp. .........      (200)      (3,475)
   American Business Financial
     Services, Inc. .............      (500)     (10,188)
   E-LOAN, Inc.* ................      (400)      (3,575)
   LendingTree, Inc.* ...........      (200)      (2,350)
   Onlinetradinginc.com* ........      (300)      (2,550)
   Siebert Financial Corp. ......      (300)      (4,613)
                                              ----------
                                                 (26,751)
                                              ----------




                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
FOOD & BEVERAGE--(2.8)%
   American Italian Pasta Co.,
     Class A* ...................      (200)  $   (4,563)
   Beringer Wine Estates Holdings,
     Inc., Class B* .............      (300)     (10,819)
   Delicious Brands, Inc.* ......      (100)         (81)
   Gum Tech International, Inc.*       (200)      (4,413)
   PepsiCo, Inc. ................      (100)      (3,225)
   Spigadoro, Inc.* .............      (600)      (1,500)
   Whole Foods Market, Inc.* ....      (100)      (3,797)
                                              ----------
                                                 (28,398)
                                              ----------
GAMBLING--(0.0%)
   CCA Companies, Inc.* .........      (600)        (206)
                                              ----------
HAZARDOUS WASTE DISPOSAL--(0.9)%
   Stericycle, Inc.* ............      (500)      (9,234)
                                              ----------
HEALTH & PERSONAL CARE--(0.5)%
   American Retirement Corp.* ...      (400)      (3,300)
   LabOne, Inc. .................       (24)        (171)
   Manor Care, Inc.* ............      (200)      (1,738)
                                              ----------
                                                  (5,209)
                                              ----------
MACHINERY & ENGINEERING--(0.8)%
   Alamo Group, Inc. ............      (400)      (4,800)
   Regal-Beloit Corp. ...........      (200)      (3,563)
                                              ----------
                                                  (8,363)
                                              ----------
MANUFACTURING--(1.8)%
   American Woodmark Corp. ......      (400)      (6,600)
   Falcon Products, Inc. ........      (400)      (4,500)
   Polymer Group, Inc. ..........      (500)      (7,469)
                                              ----------
                                                 (18,569)
                                              ----------
MEDICAL EQUIPMENT--(1.0)%
   CryoLife, Inc.* ..............      (200)      (3,975)
   Photogen Technologies, Inc.* .      (200)      (3,350)
   Schick Technologies, Inc.* ...      (300)        (675)
   Sunrise Technologies
     International, Inc.* .......      (300)      (2,475)
                                              ----------
                                                 (10,475)
                                              ----------
    The accompanying notes are an integral part of the financial statements.
                                       18

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
MEDICAL SUPPLIES--(0.3)%
   Keravision, Inc.* ............      (400)  $   (3,025)
                                              ----------
METALS & MINING--(1.2)%
   Commercial Metals Co. ........      (300)      (8,288)
   Zemex Corp.* .................      (400)      (3,675)
                                              ----------
                                                 (11,963)
                                              ----------
OIL SERVICES--(0.0)%
   Eagle Geophysical, Inc.* .....       (25)          (1)
                                              ----------
PAPER & FORESTRY PRODUCTS--(2.2)%
   Champion International Corp. .      (150)      (7,763)
   Kafus Industries Ltd.* .......      (900)      (6,300)
   Westvaco Corp. ...............      (300)      (8,269)
                                              ----------
                                                 (22,332)
                                              ----------
PHARMACEUTICALS--(2.0)%
   BioMarin Pharmaceutical, Inc.*      (100)      (3,125)
   Ergo Science Corp.* ..........    (1,000)      (2,438)
   Hollis-Eden Pharmaceuticals,
     Inc.* ......................      (200)      (3,825)
   Isis Pharmaceuticals, Inc.* ..      (400)      (5,650)
   Shaman Pharmaceuticals, Inc.*         (1)          (1)
   SmithKline Beecham PLC ADR ...      (100)      (5,619)
                                              ----------
                                                 (20,658)
                                              ----------
REAL ESTATE--(0.3)%
   HomeStore.com, Inc.* .........       (50)      (3,416)
                                              ----------
RECREATION--(1.2)%
   Bally Total Fitness Holding Corp.*  (300)      (8,063)
   Premier Parks, Inc.* .........      (200)      (4,050)
                                              ----------
                                                 (12,113)
                                              ----------
RESTAURANTS, HOTELS & CASINOS--(6.1)%
   Ark Restaurants Corp.* .......      (400)      (2,975)
   Buca, Inc.* ..................      (500)      (7,063)
   CBRL Group, Inc. .............      (300)      (2,775)
   Cheesecake Factory, Inc.  (The)*    (200)      (5,950)
   Four Seasons Hotels, Inc. ....      (100)      (4,875)
   Frisch's Restaurants, Inc. ...      (300)      (2,925)
   Garden Fresh Restaurant Corp.*      (200)      (2,275)




                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
RESTAURANTS, HOTELS & CASINOS--(CONTINUED)
   Landry's Seafood
     Restaurants, Inc.* .........      (600)  $   (4,238)
   O'Charley's, Inc.* ...........      (300)      (3,375)
   P.F. Chang's China Bistro, Inc.*    (500)     (15,031)
   Planet Hollywood
     International, Inc.* .......      (700)         (51)
   Steakhouse Partners, Inc.* ...      (700)      (3,938)
   Uno Restaurant Corp.* ........      (330)      (3,341)
   Vail Resorts, Inc.* ..........      (200)      (3,200)
                                              ----------
                                                 (62,012)
                                              ----------
RETAIL TRADE--(15.6)%
   1-800 CONTACTS, Inc.* ........      (400)     (11,250)
   1-800-FLOWERS.COM, Inc.* .....      (300)      (2,756)
   99 Cents Only Stores* ........      (333)      (8,354)
   Autozone, Inc.* ..............      (200)      (4,913)
   Bed Bath & Beyond, Inc.* .....      (200)      (5,675)
   Bradlees, Inc.* ..............      (400)      (2,900)
   BUY.COM* .....................      (500)      (7,000)
   CDnow, Inc.* .................      (500)      (4,000)
   Cost-U-Less, Inc.* ...........      (500)      (1,719)
   CSK Auto Corp.* ..............      (300)      (3,450)
   Dollar Tree Stores, Inc.* ....      (200)      (7,763)
   Duane Reade, Inc.* ...........      (300)      (7,181)
   Fred's, Inc. .................      (300)      (4,462)
   Guitar Center, Inc.* .........      (500)      (4,625)
   Fatbrain.Com, Inc.* ..........      (300)      (5,325)
   Kenneth Cole Productions, Inc.*     (100)      (5,100)
   Kohl's Corp.* ................      (200)     (15,162)
   LaCrosse Footwear, Inc. ......      (600)      (2,400)
   Lillian Vernon Corp. .........      (200)      (2,050)
   Men's Wearhouse, Inc. (The)* .      (350)      (8,127)
   Pacific Sunwear of California,
     Inc.* ......................      (200)      (5,087)
   Party City Corp.* ............    (1,700)      (4,210)
   Regis Corp. ..................      (200)      (3,100)
   Rent-Way, Inc.* ..............      (500)      (8,500)
   Ritchie Bros. Auctioneers, Inc.*    (100)      (2,806)
   Steven Madden Ltd.* ..........      (300)      (4,050)
   Tweeter Home Entertainment
     Group, Inc.* ...............      (200)      (6,125)
   Webvan Group, Inc.* ..........      (600)      (6,825)
   Wild Oats Markets, Inc.* .....      (200)      (3,750)
                                              ----------
                                                (158,665)
                                              ----------
    The accompanying notes are an integral part of the financial statements.
                                       19

                        BOSTON PARTNERS FAMILY OF FUNDS
                              MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                         FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
STEEL--(1.1)%
   Reliance Steel & Aluminum Corp.     (200)  $   (3,875)
   Steel Technologies, Inc. .....      (400)      (3,750)
   Valmont Industries, Inc. .....      (200)      (3,025)
                                              ----------
                                                 (10,650)
                                              ----------
TELECOMMUNICATIONS--(0.2)%
   Shared Technologies Cellular, Inc.* (300)      (2,025)
                                              ----------
TELECOMMUNICATIONS & EQUIPMENT--(1.5)%
   Coyote Network Systems, Inc.*       (600)      (4,687)
   Vari-L Co., Inc.* ............      (400)     (10,775)
                                              ----------
                                                 (15,462)
                                              ----------
TEXTILES & APPAREL--(1.2)%
   Cintas Corp. .................      (100)      (3,994)
   Gildan Activewear, Inc., Class A*   (100)      (3,150)
   Polo Ralph Lauren Corp.* .....      (300)      (5,025)
                                              ----------
                                                 (12,169)
                                              ----------




                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
TOBACCO--(0.6)%
   Brooke Group Ltd. ............      (300)  $   (3,975)
   General Cigar Holdings, Inc.*       (100)      (1,481)
                                              ----------
                                                  (5,456)
                                              ----------
TRANSPORTATION--(0.4)%
   Allied Holdings, Inc.* .......      (500)      (4,020)
                                              ----------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $883,518) ......               (807,922)
                                              ----------
TOTAL INVESTMENTS--18.5%
   (Cost $24,844) ...............                188,066
                                              ----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--81.5% ........                829,607
                                              ----------
NET ASSETS--100.0% ..............             $1,017,673
                                              ==========
----------
*Non-income producing.
ADR - American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.
                                       20

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

                                   NUMBER
                                  OF SHARES     VALUE
                                  ---------     -----
PREFERRED STOCK--5.4%
INDUSTRIAL GOODS & MATERIALS--0.9%
   Amcor Ltd.
     7.250% 11/19/06 ............     2,500  $    95,625
                                             -----------
REAL ESTATE--4.5%
   Crescent Real Estate
     6.750% 12/31/49 ............    10,100      141,400
   Equity Office Properties Trust
     Series B
     5.250% 12/31/49 ............     2,900      107,300
   Equity Residential Properties
     Series G
     7.250% 12/31/49 ............     5,500      106,562
   Reckson Associates Realty
     Series A
     7.625% 12/31/49 ............     7,000      129,937
                                             -----------
                                                 485,199
                                             -----------
     TOTAL PREFERRED STOCK
       (Cost $801,878) ..........                580,824
                                             -----------
                                        PAR
                                       (000)
                                       -----
CORPORATE BONDS--41.8%
AEROSPACE & DEFENSE--0.9%
   Raytheon Co.
     Notes (Baa2, BBB-)
     5.950% 03/15/01 ............      $ 45       44,269
   United Tech Corp. Debentures
     (A2, A+)
     7.500% 09/15/29 ............        50       49,187
                                             -----------
                                                  93,456
                                             -----------
AUTOMOTIVE--0.2%
   Ford Motor Co. Debentures (A1, A+)
     6.375% 02/01/29 ............        25       20,719
                                             -----------
BANKS & SAVINGS & LOANS--9.3%
   BankBoston NA Subordinated Notes (A2, A)
     7.375% 09/15/06 ............       120      117,900
   BB&T Corp. Subordinated
     Notes (A3, BBB+)
     7.250% 06/15/07 ............       150      146,250




                                        PAR
                                       (000)    VALUE
                                       -----    -----
BANKS & SAVINGS & LOANS--(CONTINUED)
   Capital One Bank Senior
     Notes (Baa2, BBB-)
     6.150% 06/01/01 ............      $ 20  $    19,675
   Imperial Bank Series BKNT
     Subordinated Notes (Ba2, BBB-)
     8.500% 04/01/09 ............        50       45,875
   Korea Development Bank
     Notes (Baa2, BBB)
     7.900% 02/01/02 ............       100       99,875
   Old Kent Bank Subordinated
     Notes (N/A, A-)
     6.625% 11/15/05 ............       110      104,087
   Riggs Capital Trust Series A Company
     Guarantee Notes (Baa3, BB)
     8.625% 12/31/26 ............        90       78,412
   Riggs National Corp. Subordinated
     Debentures (Ba1, BB+)
     9.650% 06/15/09 ............       120      117,244
   Sovereign Bancorp. Series MTN
     Subordinated Notes (BB-, BBB-)
     8.000% 03/15/03 ............       100       94,000
   Sovereign Capital Trust I Company
     Guarantee Notes (B1, B)
     9.000% 04/01/27 ............       100       85,385
   Zions Institutional Capital Trust
     Series A Company Guarantee
     Notes (A2, BBB-)
     8.536% 12/15/26 ............       100       96,000
                                             -----------
                                               1,004,703
                                             -----------
CANADIAN GOVERNMENT BONDS--0.5%
   Hydro-Quebec Local Government
     Guarantee Notes (A2, A+)
     8.625% 06/15/29 ............        50       54,437
                                             -----------
CHEMICALS--0.7%
   Lyondell Chemical Co. Series A Secured
     (Ba3, BB)
     9.625% 05/01/07 ............        50       48,375
   Union Carbide Corp. Notes (Baa2, BBB)
     6.250% 06/15/03 ............        25       23,875
                                             -----------
                                                  72,250
                                             -----------
    The accompanying notes are an integral part of the financial statements.
                                       21

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                        PAR
                                       (000)    VALUE
                                       -----    -----
ELECTRIC UTILITIES--1.3%
   CMS Energy Corp. Senior
     Notes (Ba3, BB)
     8.125% 05/15/02 ............      $ 25   $   24,750
   Consumers Energy Co. First Mortgage
     (Baa3, BBB+)
     6.375% 09/15/03 ............       100       94,750
   Texas-New Mexico Power Senior
     Notes (Baa3, BBB)
     6.250% 01/15/09 ............        25       21,375
                                              ----------
                                                 140,875
                                              ----------
ENERGY--3.3%
   Conoco, Inc. Senior Notes (A3, A-)
     6.950% 04/15/29 ............        20       18,200
   Louis Dreyfus Natural Gas Senior
     Subordinated Notes (Ba3, BB+)
     9.250% 06/15/04 ............       100       99,875
   Tosco Corp. First Mortgage Notes
     (Baa1, BBB)
     9.625% 03/15/02 ............       125      128,906
     8.250% 05/15/03 ............        25       25,188
   Union Oil Co. of California Company
     Guarantee Notes (Baa1, BBB+)
     7.500% 02/15/29 ............        40       37,700
   Union Oil Co. of California
     Notes (Baa1, BBB+)
     6.500% 05/01/08 ............        30       27,638
   Union Texas Petroleum Senior
     Notes (A2, A)
     8.375% 03/15/05 ............        20       20,550
                                              ----------
                                                 358,057
                                              ----------
FINANCIAL SERVICES--5.7%
   AON Capital Trust A Company Guarantee
     Notes (A3, A)
     8.205% 01/01/27 ............        50       47,984
   Arcadia Financial Ltd. Senior
     Notes (B3, B-)
     11.500% 03/15/07 ...........        25       26,062
   Citigroup Capital III Company Guarantee
     Notes (Aa3, A+)
     7.625% 12/01/36 ............       100       94,375




                                        PAR
                                       (000)    VALUE
                                       -----    -----
FINANCIAL SERVICES--(CONTINUED)
  Equitable Companies, Inc. Debentures
    (A2, A+)
    7.000% 04/01/28 ...............      $ 25 $   22,469
   Equitable Companies, Inc. Senior
     Notes (A2, A+)
     9.000% 12/15/04 ............        80       84,200
   Ford Motor Credit Corp.
     Notes (A1, A+)
     6.700% 07/16/04 ............       100       97,000
   Ford Motor Credit Corp. Senior
     Unsubordinated Notes (A1, A+)
     7.200% 06/15/07 ............        65       63,619
   Olympic Financial Ltd. Senior
     Notes (B3, B-)
     11.500% 03/15/07 ...........        50       52,500
   Security Capital U.S. Realty Bonds
     Series 144A (Baa3, BBB-)
     2.000% 05/22/03 ............       170      126,225
                                              ----------
                                                 614,434
                                              ----------
GAS UTILITIES--1.3%
   KN Capital Trust III Company Guarantee
     Notes (Baa3, BB)
     7.630% 04/15/28 ............        75       68,063
   KN Energy, Inc. Senior
     Notes (Baa2, BBB-)
     6.450% 11/30/01 ............        75       73,687
                                              ----------
                                                 141,750
                                              ----------
HEALTH CARE--2.5%
   Tenet Healthcare Corp. Senior
     Notes (Ba1, BB+)
     8.625% 12/01/03 ............       175      169,969
   Total Renal Care Holdings
     (B1, B-)
     5.625% 07/15/06 ............       165       98,690
                                              ----------
                                                 268,659
                                              ----------
INDUSTRIAL GOODS & MATERIALS--3.7%
   Browning-Ferris Industries, Inc. Senior
     Notes (Ba3, BB-)
     6.375% 01/15/08 ............       100       78,500

    The accompanying notes are an integral part of the financial statements.
                                       22

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                        PAR
                                       (000)    VALUE
                                       -----    -----
INDUSTRIAL GOODS & MATERIALS--(CONTINUED)
   Unisys Corp. Senior
     Notes (Ba1, BB+)
     11.750% 10/15/04 ...............  $200  $   218,000
   USG Corp. Series B Senior
     Notes (Baa2, BBB+)
     9.250% 09/15/01 ............       105      107,100
                                             -----------
                                                 403,600
                                             -----------
OFFICE EQUIPMENT & SUPPLIES--1.1%
   Office Depot Inc. (Baa2, BBB-)
     4.310%* 11/01/08 ...........       180      124,425
                                             -----------
RADIO & TELEVISION MEDIA--2.2%
   Chancellor Media Corp. Series B
     Company Guarantee Notes (B1, B)
     8.750% 06/15/07 ............        25       25,063
   CSC Holdings, Inc. Senior
     Subordinate Debentures (Ba3, BB-)
     9.875% 02/15/13 ............        10       10,425
   CSC Holdings, Inc. Senior
     Notes (Ba1, BB+)
     7.875% 12/15/07 ............        50       48,875
   Jones Intercable, Inc. Senior
     Notes (Baa3, BBB-)
     9.625% 03/15/02 ............       100      104,000
   News America Holdings Debentures
     (Baa3, BBB-)
     8.875% 04/26/23 ............        45       47,756
                                             -----------
                                                 236,119
                                             -----------
RETAIL TRADE--0.9%
   Federated Department Stores, Inc.
     Senior Notes (Baa1, BBB+)
     8.125% 10/15/02 ............        25       25,313
   Federated Department Stores, Inc.
     Debentures (Baa1, BBB+)
     7.000% 02/15/28 ............        30       26,663
   Safeway, Inc. Notes (Baa2, BBB)
     6.050% 11/15/03 ............        50       47,687
                                             -----------
                                                  99,663
                                             -----------




                                        PAR
                                       (000)    VALUE
                                       -----    -----
SOVEREIGN GOVENMENT BONDS--3.9%
   Argentina (Republic Of) Series C Bonds
     (BBB, BBB+) 9.330%* 10/15/01      $ 50  $    43,125
   Brazil (Republic Of) Bonds (B2, B+)
     11.625% 04/15/04 ...........        65       64,025
   Panama (Republic Of) Series 144A
     Notes (Ba1, BB+)
     7.875% 02/13/02 ............       300      294,000
   United Mexican States Bonds (Ba1, BB)
     8.625% 03/12/08 ............        25       24,656
                                             -----------
                                                 425,806
                                             -----------
TELECOMMUNICATIONS--3.2%
   CCPR Services, Inc. Company Gurantee
     Notes (B2, B)
     10.000% 02/01/07 ...........        35       37,363
   Global Crossing Holdings Ltd.
     Company Guarantee Notes (Ba2, BB)
     9.625% 05/15/08 ............        50       48,750
   LCI International, Inc. Senior
     Notes (Ba1, BB+)
     7.250% 06/15/07 ............        80       76,800
   MCI Worldcom, Inc. Senior
     Notes (A3, A-)
     6.125% 08/15/01 ............        25       24,688
     6.950% 08/15/06 ............        50       48,500
   MetroNet Communications Corp. Senior
     Discount Notes (Baa3, BBB)
     8.754%* 06/15/08 ...........        45       35,550
   US Cellular Corp. Notes (Baa2, BBB)
     7.250% 08/15/07 ............        75       72,469
                                             -----------
                                                 344,120
                                             -----------
TRANSPORTATION--1.1%
   CSX Corp. Notes (Baa2, BBB)
     6.250% 10/15/08 ............        50       45,188
   Union Pacific Co. Debentures (Baa3, BBB-)
     9.625% 12/15/02 ............        25       26,188
   Union Pacific Co. Notes (Baa3, BBB-)
     7.375% 05/15/01 ............        50       49,938
                                             -----------
                                                 121,314
                                             -----------
     TOTAL CORPORATE BONDS
       (Cost $4,837,407) ........              4,524,387
                                             -----------
    The accompanying notes are an integral part of the financial statements.
                                       23

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                        PAR
                                       (000)    VALUE
                                       -----    -----
AGENCY OBLIGATIONS--41.0%
AGENCY DEBENTURES--1.0%
   FHLMC (Aaa, N/A)
     5.750% 04/15/08 ............      $ 25  $    22,740
   FNMA (Aaa, N/A)
     6.250% 05/15/29 ............        95       84,906
                                             -----------
                                                 107,646
                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--8.9%
   FNMA 190945
     6.000% 05/01/24 ............       352      319,402
   FNMA 281054
     6.500% 04/01/24 ............       340      318,083
   FNMA 251967
     6.500% 09/01/28 ............        77       72,127
   FNMA 252212
     6.500% 01/01/29 ............       117      109,664
   FNMA 487809
     7.000% 04/01/29 ............        69       66,648
   FNMA 252925
     7.500% 11/01/29 ............        74       72,740
                                             -----------
                                                 958,664
                                             -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--31.1%
   GNMA 354662
     6.500% 09/15/08 ............        82       78,984
   GNMA 780303
     6.500% 02/15/09 ............       227      218,279
   GNMA 433435
     6.500% 02/15/12 ............       277      265,842
   GNMA 407234
     6.500% 01/15/13 ............        82       78,424
   GNMA 457737
     6.500% 03/15/13 ............        96       91,758
   GNMA 469128
     6.500% 02/15/28 ............       387      360,999
   GNMA 447928
     6.500% 05/15/28 ............        35       32,717
   GNMA 473797
     6.500% 06/15/28 ............        28       26,524
   GNMA 468090
     6.500% 07/15/28 ............        34       31,281
   GNMA 482119
     6.500% 08/15/28 ............        93       86,412



                                        PAR
                                       (000)    VALUE
                                       -----    -----
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
   GNMA 376528
     7.000% 05/15/09 ............      $177  $   173,474
   GNMA 454925
     7.000% 12/15/12 ............       208      204,113
   GNMA 780921
     7.000% 11/15/13 ............       128      126,132
   GNMA 366816
     7.000% 06/15/24 ............        97       92,794
   GNMA 452645
     7.000% 11/15/27 ............        47       45,223
   GNMA 450446
     7.000% 12/15/27 ............        48       46,061
   GNMA 372475
     7.000% 01/15/28 ............       317      303,731
   GNMA 469129
     7.000% 02/15/28 ............        70       66,827
   GNMA 461450
     7.000% 04/15/28 ............        61       58,128
   GNMA 471949
     7.000% 06/15/28 ............       262      250,973
   GNMA 780859
     7.500% 09/15/13 ............        21       20,835
   GNMA 780498
     7.500% 01/15/27 ............        80       78,962
   GNMA 449474
     7.500% 09/15/27 ............        66       64,442
   GNMA 453892
     7.500% 11/15/27 ............       235      230,789
   GNMA 780687
     8.000% 12/15/12 ............       239      243,536
   GNMA 442120
     8.000% 11/15/26 ............        93       92,960
                                             -----------
                                               3,370,200
                                             -----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $4,657,156) ........              4,436,510
                                             -----------

ASSET BACKED SECURITIES--1.0%
   Illinois Power Special Purpose Trust
     Series 1998-1 Class A6 (Aaa, AAA)
     5.540% 06/25/09 ............        50       45,170

    The accompanying notes are an integral part of the financial statements.
                                       24

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                        PAR
                                       (000)    VALUE
                                       -----    -----
ASSET BACKED SECURITIES--(CONTINUED)
   MBNA Master Credit Card Trust
     Series 1995-C Class A (Aaa, AAA)
     6.450% 02/15/08 ............      $ 60  $    57,864
                                             -----------
     TOTAL ASSET BACKED SECURITIES
       (Cost $111,282) ..........                103,034
                                             -----------
U.S. TREASURY OBLIGATIONS--9.9%
U.S. TREASURY BONDS--6.8%
   U.S. Treasury Bonds
     7.250% 05/15/16 ............       290      311,857
     7.125% 02/15/23 ............       390      423,267
                                             -----------
                                                 735,124
                                             -----------
U.S. TREASURY STRIP--1.1%
   U.S. Treasury Strip
     6.280%* 11/15/21 ...........       455      118,881
                                             -----------
U.S. TREASURY INFLATIONARY NOTE--2.0%
   U.S. Treasury Inflationary Note
     3.625% 01/15/08 ............       215      213,932
                                             -----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $1,136,481) ........              1,067,937
                                             -----------




                                        PAR
                                       (000)    VALUE
                                       -----    -----
SHORT-TERM INVESTMENTS--0.2%
   Rodney Square Cash Reserve
     5.570% 03/01/00 ............      $ 26  $    25,637
                                             -----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $25,637) ...........                 25,637
                                             -----------
TOTAL INVESTMENTS--99.2%
   (Cost $11,569,841) ...........             10,738,329
                                             -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.8% .........                 85,385
                                             -----------
NET ASSETS--100.0% ..............            $10,823,714
                                             ===========

--------------------------------------------------------------------------------
*The rate shown represents yield to maturity on zero coupon bonds.
BKNT - Bank Note.
FHLMC - Federal Home Loan Mortgage Corporation.

FNMA - Federal National Mortgage Association.
MTN - Medium Term Note

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at February 29, 2000.

    The accompanying notes are an integral part of the financial statements.
                                       25

                         BOSTON PARTNERS FAMILY OF FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 29, 2000
                                   (UNAUDITED)

                                                                                SMALL CAP     MARKET
                                                    LARGE CAP      MID CAP       VALUE       NEUTRAL
                                                   VALUE FUND    VALUE FUND     FUND II*       FUND        BOND FUND
                                                  -----------   ------------   ----------   ----------    -----------
ASSETS
   Investments, at value (cost -- $47,923,626,
     $154,494,473, $1,666,466, $908,362, and
     $11,569,841, respectively) ..............    $42,926,178   $139,532,036   $1,637,964   $  995,988    $10,738,329
   Receivable from Investment Advisor ........             --             --       35,680       24,997         38,492
   Deposits with brokers and custodian bank for
   securities sold short .....................             --             --           --      842,353             --
   Receivable for investments sold ...........        666,627      2,327,074       24,162       72,518             --
   Receivable for Fund shares sold ...........         25,000             --           --           --             --
   Dividends and interest receivable .........         63,603        117,517          649        2,302        135,773
                                                  -----------   ------------   ----------   ----------    -----------
     Total assets ............................     43,681,408    141,976,627    1,698,455    1,938,158     10,912,594
                                                  -----------   ------------   ----------   ----------    -----------
LIABILITIES
   Payable for investments purchased .........        494,938      3,158,200       38,495       65,758             --
   Securities Sold-Short (proceeds $883,518) .             --             --           --      807,922             --
   Payable for Fund share redeemed ...........          5,308             --           --           --             --
   Accrued expenses and other liabilities ....         44,213        101,100       55,005       46,647         88,880
   Payable for dividends on securities sold-short          --             --           --          158             --
                                                  -----------   ------------   ----------   ----------    -----------
     Total liabilities .......................        544,459      3,259,300       93,500      920,485         88,880
                                                  -----------   ------------   ----------   ----------    -----------
NET ASSETS
   Capital stock, $0.001 par value ...........          4,147         14,627          184          127          1,173
   Additional paid in capital ................     48,133,086    166,120,218    1,795,423    1,242,995     11,917,029
   Undistributed net investment income/(loss)         199,651        144,122       (6,992)        (544)         7,599
   Accumulated net realized loss from
     investments .............................       (202,487)   (12,599,203)    (155,158)    (388,127)      (270,575)
   Net unrealized appreciation/(depreciation) on
     investments .............................     (4,997,448)   (14,962,437)     (28,502)     163,222       (831,512)
                                                  -----------   ------------   ----------   ----------    -----------
     Net assets ..............................    $43,136,949   $138,717,327   $1,604,955   $1,017,673    $10,823,714
                                                  ===========   ============   ==========   ==========    ===========
INSTITUTIONAL CLASS
   Net assets ................................    $41,936,206   $136,897,811   $1,325,529   $  818,319    $10,663,597
                                                  -----------   ------------   ----------   ----------    -----------
   Shares outstanding ........................      4,033,198     14,434,477      152,207      102,152      1,156,352
                                                  -----------   ------------   ----------   ----------    -----------
   Net asset value, offering and redemption
     price per share .........................         $10.40          $9.48        $8.71        $8.01          $9.22
                                                  ===========   ============   ==========   ==========    ===========
INVESTOR CLASS
   Net assets ................................    $ 1,200,743   $  1,819,516   $  279,426   $  199,354    $   160,117
                                                  -----------   ------------   ----------   ----------    -----------
   Shares outstanding ........................        113,564        193,439       32,129       24,861         17,250
                                                  -----------   ------------   ----------   ----------    -----------
   Net asset value, offering and redemption
     price per share .........................         $10.57          $9.41        $8.70        $8.02          $9.28
                                                  ===========   ============   ==========   ==========    ===========

------------
*Formerly known as Micro Cap Value Fund.

    The accompanying notes are an integral part of the financial statements.
                                       26

                         BOSTON PARTNERS FAMILY OF FUNDS
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000
                                   (UNAUDITED)

                                                                                SMALL CAP     MARKET
                                                    LARGE CAP      MID CAP       VALUE       NEUTRAL
                                                   VALUE FUND    VALUE FUND     FUND II*       FUND       BOND FUND
                                                  -----------   ------------   ----------   ----------   -----------
INVESTMENT INCOME
   Dividends .................................    $   432,357   $    881,085   $     8,962  $    7,356    $  28,519
   Interest ..................................         27,161        102,240           865      14,854      402,991
                                                  -----------   ------------   -----------   ---------    ---------
                                                      459,518        983,325         9,827      22,210      431,510
                                                  -----------   ------------   -----------   ---------    ---------
EXPENSES
   Advisory fees .............................        193,384        631,989         9,622      10,356       23,692
   Administration fees .......................         37,500         98,748        37,500      37,500       37,500
   Administrative services fees ..............         37,910        117,406         1,023         690        8,795
   Transfer agent fees and expenses ..........         37,911         37,132        37,456      36,364       37,878
   Custodian fees and expenses ...............         14,592         21,565         8,796      16,089        7,855
   Printing. .................................         14,676         20,917        24,000       9,708       17,640
   Federal and state registration fees .......         13,650         14,152        14,152       9,220       21,190
   Audit and legal fees ......................          5,603         12,240         3,182       4,377        3,227
   Distribution fees .........................          1,968          2,891           336         259          227
   Directors. ................................          1,982          4,027           144          88          142
   Insurance. ................................            209            273           273         209          375
   Dividend expense. .........................             --             --            --       1,453           --
   Other .....................................          2,207            924           923       1,083        4,452
                                                  -----------   ------------   -----------   ---------    ---------
     Total expenses before waivers and
       reimbursements. .......................        361,592        962,264       137,407     127,396      162,973
     Less: waivers and reimbursements ........       (101,931)      (169,604)     (125,166)   (112,562)    (127,225)
                                                  -----------   ------------   -----------   ---------    ---------
     Total expenses after waivers and
       reimbursements. .......................        259,661        792,660        12,241      14,834       35,748
                                                  -----------   ------------   -----------   ---------    ---------
   Net investment income/(loss) ..............        199,857        190,665        (2,414)      7,376      395,762
                                                  -----------   ------------   -----------   ---------    ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) from investments .        290,200    (11,571,851)       36,110    (285,112)    (130,531)
   Net change in unrealized appreciation/
     (depreciation) on investments ...........     (5,082,759)   (16,147,325)      (27,792)    116,266      (94,846)
                                                  -----------   ------------   -----------   ---------    ---------
   Net realized and unrealized gain/(loss)
     from investments ........................     (4,792,559)   (27,719,176)        8,318    (168,846)    (225,377)
                                                  -----------   ------------   -----------   ---------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................    $(4,592,702)  $(27,528,511)  $     5,904   $(161,470)   $ 170,385
                                                  ===========   ============   ===========   =========    =========

--------------
*Formerly known as Micro Cap Value Fund.

    The accompanying notes are an integral part of the financial statements.
                                       27

                         BOSTON PARTNERS FAMILY OF FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

                                                           LARGE CAP VALUE FUND               MID CAP VALUE FUND
                                                    -----------------------------------   -----------------------------------
                                                         FOR THE                               FOR THE
                                                       SIX MONTHS           FOR THE          SIX MONTHS           FOR THE
                                                          ENDED           YEAR ENDED            ENDED           YEAR ENDED
                                                    FEBRUARY 29, 2000   AUGUST 31, 1999   FEBRUARY 29, 2000   AUGUST 31, 1999
                                                    -----------------   ---------------   -----------------   ---------------
                                                       (UNAUDITED)                           (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income .....................        $    199,857       $    439,153        $    190,665      $    219,893
   Net realized gain/(loss) from investments .             290,200          1,980,807         (11,571,851)        2,802,409
   Net change in unrealized appreciation/
     (depreciation) on investments ...........          (5,082,759)        11,653,735         (16,147,325)       17,233,562
                                                      ------------       ------------        ------------      ------------
   Net increase/(decrease) in net assets resulting
     from operations .........................          (4,592,702)        14,073,695         (27,528,511)       20,255,864
                                                      ------------       ------------        ------------      ------------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares             (437,974)          (274,092)           (221,577)          (90,185)
   Net investment income Investor shares .....              (1,520)           (20,133)                 --                --
   Net realized capital gains Institutional shares      (2,897,846)          (727,345)         (2,085,782)           (2,283)
   Net realized capital gains Investor shares              (92,350)           (64,741)            (30,829)              (40)
                                                      ------------       ------------        ------------      ------------
   Total dividends and distributions to shareholders    (3,429,690)        (1,086,311)         (2,338,188)          (92,508)
                                                      ------------       ------------        ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS ................          (3,589,718)       (15,111,801)         (7,401,645)       86,425,931
                                                      ------------       ------------        ------------      ------------
   Total increase/(decrease) in net assets ...         (11,612,110)        (2,124,417)        (37,268,344)      106,589,287
NET ASSETS
   Beginning of period .......................          54,749,059         56,873,476         175,985,671        69,396,384
                                                      ------------       ------------        ------------      ------------
   End of period .............................        $ 43,136,949       $ 54,749,059        $138,717,327      $175,985,671
                                                      ============       ============        ============      ============

    The accompanying notes are an integral part of the financial statements.
                                       28

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         BOSTON PARTNERS FAMILY OF FUNDS
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                           SMALL CAP VALUE FUND II*                MARKET NEUTRAL FUND
                                                    -----------------------------------   -----------------------------------
                                                      FOR THE                                FOR THE
                                                    SIX MONTHS            FOR THE           SIX MONTHS       FOR THE PERIOD
                                                       ENDED            YEAR ENDED             ENDED        NOVEMBER 17, 1998**
                                                                                                                 THOUGH
                                                 FEBRUARY 29, 2000    AUGUST 31, 1999    FEBRUARY 29, 2000   AUGUST 31, 1999
                                                 -----------------    ---------------    -----------------   ---------------
                                                    (UNAUDITED)                           (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..............      $   (2,414)        $   (3,105)          $    7,376        $    9,566
   Net realized gain/(loss) from investments .          36,110           (158,505)            (285,112)         (103,015)
   Net change in unrealized appreciation/
     (depreciation) on investments ...........         (27,792)           352,523              116,266            46,956
                                                    ----------         ----------           ----------        ----------
   Net increase/(decrease) in net assets
     resulting from operations ...............           5,904            190,913             (161,470)          (46,493)
                                                    ----------         ----------           ----------        ----------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional
     shares ..................................            (539)                --              (14,358)               --
   Net investment income Investor shares .....              --                 --               (3,128)               --
   Net realized capital gains Institutional
     shares ..................................              --                 --                   --                --
   Net realized capital gains Investor
     shares ..................................              --                 --                   --                --
                                                    ----------         ----------           ----------        ----------
   Total dividends and distributions to
     shareholders ............................            (539)                --              (17,486)               --
                                                    ----------         ----------           ----------        ----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS ...........          (1,940)           162,189               25,122         1,218,000
                                                    ----------         ----------           ----------        ----------
   Total increase/(decrease) in net assets ...           3,425            353,102             (153,834)        1,171,507
NET ASSETS
   Beginning of period .......................       1,601,530          1,248,428            1,171,507                --
                                                    ----------         ----------           ----------        ----------
   End of period .............................      $1,604,955         $1,601,530           $1,017,673        $1,171,507
                                                    ==========         ==========           ==========        ==========


                                                           BOND FUND
                                              -----------------------------------
                                                    FOR THE          FOR THE
                                                  SIX MONTHS           YEAR
                                                     ENDED            ENDED
                                              FEBRUARY 29, 2000   AUGUST 31, 1999
                                              -----------------   ---------------
                                                  (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..............$   395,762         $   873,298
   Net realized gain/(loss) from investments .   (130,531)           (113,950)
   Net change in unrealized appreciation/
     (depreciation) on investments ...........    (94,846)           (663,010)
                                              -----------         -----------
   Net increase/(decrease) in net assets
     resulting from operations ...............    170,385              96,338
                                              -----------         -----------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional
     shares ..................................   (391,745)           (860,406)
   Net investment income Investor shares .....     (5,832)            (10,855)
   Net realized capital gains Institutional
     shares ..................................         --            (149,870)
   Net realized capital gains Investor
     shares ..................................         --              (2,120)
                                              -----------         -----------
   Total dividends and distributions to
     shareholders ............................   (397,577)         (1,023,251)
                                              -----------         -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS ........... (1,178,504)         (2,550,896)
                                              -----------         -----------
   Total increase/(decrease) in net assets ... (1,405,696)         (3,477,809)
NET ASSETS
   Beginning of period ....................... 12,229,410          15,707,219
                                              -----------         -----------
   End of period .............................$10,823,714         $12,229,410
                                              ===========         ===========

------------
*  Formerly known as Micro Cap Value Fund.
** Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
                                      30-31

                         BOSTON PARTNERS FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                        LARGE CAP VALUE FUND
                                                     ----------------------------------------------------------------------
                                                          FOR THE            FOR THE          FOR THE       FOR THE PERIOD
                                                     SIX MONTHS ENDED         YEAR             YEAR        JANUARY 2, 1997*
                                                     FEBRUARY 29, 2000        ENDED            ENDED            THROUGH
                                                        (UNAUDITED)      AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1997
                                                     --------------     ----------------  ---------------  ----------------
                                                       INSTITUTIONAL     INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL
                                                           CLASS             CLASS            CLASS             CLASS
                                                       -------------     -------------    -------------     -------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ................    $ 12.24            $ 10.58          $ 12.46          $ 10.00
                                                         -------            -------          -------          -------
Net investment income/(loss)(1) .....................       0.05               0.05             0.12             0.05
Net realized and unrealized gain/(loss) on
   investments(2) ...................................      (1.08)              1.76            (1.31)            2.41
                                                         -------            -------          -------          -------
Net increase/(decrease) in net assets resulting from
   operations .......................................      (1.03)              1.81            (1.19)            2.46
                                                         -------            -------          -------          -------
Dividends to shareholders from:
Net investment income ...............................      (0.11)             (0.04)           (0.08)              --
Net realized capital gains ..........................      (0.70)             (0.11)           (0.61)              --
                                                         -------            -------          -------          -------
Total dividends and distributions to shareholders ...      (0.81)             (0.15)           (0.69)              --
                                                         -------            -------          -------          -------
Net asset value, end of period ......................    $ 10.40            $ 12.24          $ 10.58          $ 12.46
                                                         =======            =======          =======          =======
Total investment return(3) ..........................      (9.15%)            17.12%          (10.23%)          24.60%
                                                         =======            =======          =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...........    $41,936            $53,112          $50,724          $24,603
Ratio of expenses to average net assets(1) ..........       1.00%(4)           1.00%            1.00%            1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...............       1.40%(4)           1.30%            1.49%            2.64%(4)
Ratio of net investment income to average
   net assets(1) ....................................       0.78%(4)           0.61%            0.87%            1.19%(4)
Portfolio turnover rate .............................      62.05%            156.16%          111.68%           67.16%

                                                                             LARGE CAP VALUE FUND
                                                     ----------------------------------------------------------------------
                                                          FOR THE            FOR THE          FOR THE       FOR THE PERIOD
                                                     SIX MONTHS ENDED         YEAR             YEAR        JANUARY 16, 1997*
                                                     FEBRUARY 29, 2000        ENDED            ENDED            THROUGH
                                                        (UNAUDITED)      AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1997
                                                     --------------     ----------------  ---------------  ----------------
                                                          INVESTOR          INVESTOR         INVESTOR          INVESTOR
                                                           CLASS             CLASS            CLASS             CLASS
                                                       -------------     -------------    -------------     -------------
PER SHARE OPERATING PERFORMANCE**                        $ 12.36            $ 10.70           $ 12.45           $ 10.20
Net asset value, beginning of period ................    -------            -------           -------           -------
                                                            0.04               0.15              0.06              0.02
Net investment income/(loss)(1) .....................
Net realized and unrealized gain/(loss) on                 (1.12)              1.65             (1.27)             2.23
   investments(2) ...................................    -------            -------           -------           -------

Net increase/(decrease) in net assets resulting from       (1.08)              1.80             (1.21)             2.25
   operations .......................................    -------            -------           -------           -------

Dividends to shareholders from:                            (0.01)             (0.03)            (0.06)               --
Net investment income ...............................      (0.70)             (0.11)            (0.48)               --
Net realized capital gains ..........................    -------            -------           -------           -------
                                                           (0.71)             (0.14)            (0.54)               --
Total dividends and distributions to shareholders ...    -------            -------           -------           -------
                                                         $ 10.57            $ 12.36           $ 10.70           $ 12.45
Net asset value, end of period ......................    =======            =======           =======           =======
                                                           (9.34%)            16.86%           (10.28%)           22.06%
Total investment return(3) ..........................    =======            =======           =======           =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...........    $ 1,201            $ 1,637           $ 6,150           $   683
Ratio of expenses to average net assets(1) ..........       1.22%(4)           1.25%             1.19%             1.11%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...............       1.54%(4)           1.55%             1.74%             3.05%(4)
Ratio of net investment income to average
   net assets(1) ....................................       0.56%(4)           0.36%             0.68%             0.91%(4)
Portfolio turnover rate .............................      62.05%            156.16%           111.68%            67.16

------------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.
                                      32-33

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                           MID CAP VALUE FUND
                                                 ----------------------------------------------------------------------
                                                      FOR THE            FOR THE          FOR THE       FOR THE PERIOD
                                                 SIX MONTHS ENDED         YEAR             YEAR          JUNE 2, 1997*
                                                 FEBRUARY 29, 2000        ENDED            ENDED            THROUGH
                                                    (UNAUDITED)      AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1997
                                                 --------------     ----------------  ---------------  ----------------
                                                   INSTITUTIONAL     INSTITUTIONAL    INSTITUTIONAL     INSTITUTIONAL
                                                       CLASS             CLASS            CLASS             CLASS
                                                   -------------     -------------    -------------     -------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...........     $  11.47          $   9.48          $ 11.01           $ 10.00
                                                     --------          --------          -------           -------
Net investment income/(loss)(1) ................         0.01              0.02             0.01              0.01
Net realized and unrealized gain/(loss) on
   investments(2) ..............................        (1.84)             1.98            (1.39)             1.00
                                                     --------          --------          -------           -------
Net increase/(decrease) in net assets resulting
   from operations .............................        (1.83)             2.00            (1.38)             1.01
                                                     --------          --------          -------           -------
Dividends to shareholders from:
Net investment income ..........................        (0.02)            (0.01)           (0.01)               --
Net realized capital gains .....................        (0.14)               --            (0.14)               --
                                                     --------          --------          -------           -------
Total dividends and distributions to shareholders       (0.16)            (0.01)           (0.15)               --
                                                     --------          --------          -------           -------
Net asset value, end of period .................     $   9.48          $  11.47          $  9.48           $ 11.01
                                                     ========          ========          =======           =======
Total investment return(3) .....................       (16.09%)           21.08%          (12.73%)           10.10%
                                                     ========          ========          =======           =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted) ......     $136,898          $173,224          $67,568            $3,750
Ratio of expenses to average net assets(1) .....         1.00%(4)          1.00%            1.00%             1.00%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ..........         1.22%(4)          1.25%            1.57%            12.37%(4)
Ratio of net investment income to average
   net assets(1) ...............................         0.24%(4)          0.17%            0.13%             1.08%(4)
Portfolio turnover rate ........................       100.88%           200.09%          167.86%            21.80%

                                                                           MID CAP VALUE FUND
                                                 ----------------------------------------------------------------------
                                                      FOR THE            FOR THE          FOR THE       FOR THE PERIOD
                                                 SIX MONTHS ENDED         YEAR             YEAR        JANUARY 16, 1997*
                                                 FEBRUARY 29, 2000        ENDED            ENDED            THROUGH
                                                    (UNAUDITED)      AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1997
                                                 --------------     ----------------  ---------------  ----------------
                                                      INVESTOR           INVESTOR          INVESTOR         INVESTOR
                                                       CLASS              CLASS             CLASS            CLASS
                                                   -------------      -------------     -------------    -------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...........       $11.38              $ 9.42            $11.01            $10.00
                                                       ------              ------            ------            ------
Net investment income/(loss)(1) ................           --               (0.01)             0.01              0.01
Net realized and unrealized gain/(loss) on
   investments(2) ..............................        (1.83)               1.97             (1.38)             1.00
                                                       ------              ------            ------            ------
Net increase/(decrease) in net assets resulting
   from operations .............................        (1.83)               1.96             (1.37)             1.01
                                                       ------              ------            ------            ------
Dividends to shareholders from:
Net investment income ..........................           --                  --             (0.01)               --
Net realized capital gains .....................        (0.14)                 --             (0.21)               --
                                                       ------              ------            ------            ------
Total dividends and distributions to shareholders       (0.14)                 --             (0.22)               --
                                                       ------              ------            ------            ------
Net asset value, end of period .................       $ 9.41              $11.38            $ 9.42            $11.01
                                                       ======              ======            ======            ======
Total investment return(3) .....................       (16.16%)             20.81%           (12.77%)           10.10%
                                                       ======              ======            ======            ======
RATIOS/SUPPLEMENTAL DATA
                                                       $1,820              $2,762            $1,828            $  598
Net assets, end of period (000's omitted) ......         1.22%(4)            1.25%             1.15%             1.10%(4)
Ratio of expenses to average net assets(1) .....
Ratio of expenses to average net assets without          1.36%(4)            1.50%             1.82%            12.62%(4)
   waivers and expense reimbursements ..........
Ratio of net investment income to average                0.03%(4)            0.01%            (0.02%)            0.61%(4)
   net assets(1) ...............................       100.88%             200.09%           167.86%            21.80%
Portfolio turnover rate ........................

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.
                                      34-35

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                      SMALL CAP VALUE FUND II*
                                          --------------------------------------------------
                                               FOR THE          FOR THE      FOR THE PERIOD
                                          SIX MONTHS ENDED       YEAR        JULY 1, 1998**
                                          FEBRUARY 29, 2000      ENDED           THROUGH
                                             (UNAUDITED)    AUGUST 31, 1999  AUGUST 31, 1998
                                            -------------    -------------    -------------
                                            INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                                CLASS            CLASS            CLASS
                                            -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE***
Net asset value, beginning of period .....    $ 8.67            $ 7.62          $10.00
                                              ------            ------          ------
Net investment income/(loss)(1) ..........     (0.01)            (0.01)          (0.01)
Net realized and unrealized gain/(loss)
  on investments(2) ......................      0.05              1.06           (2.37)
                                              ------            ------          ------
Net increase/(decrease) in net
  assets resulting from operations .......      0.04              1.05           (2.38)
                                              ------            ------          ------
Dividends to shareholders from:
Net investment income ....................        --                --              --
Net realized capital gains ...............        --                --              --
                                              ------            ------          ------
Total dividends and distributions
  to shareholders ........................        --                --              --
                                              ------            ------          ------
Net asset value, end of period ...........    $ 8.71            $ 8.67          $ 7.62
                                              ======            ======          ======
Total investment return(3) (5) ...........      0.53%            13.78%         (23.80%)
                                              ======            ======          ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ........................    $1,326            $1,309          $1,120
Ratio of expenses to average
  net assets(1) ..........................      1.55%(4)          1.55%           1.55%(4)
Ratio of expenses to average net
  assets without waivers and
  expense reimbursements .................     17.82%(4)         17.84%          17.63%(4)
Ratio of net investment income to
  average net assets(1) ..................     (0.27%)(4)        (0.17%)         (0.34%)(4)
Portfolio turnover rate ..................     88.82%            87.48%          11.97%

                                                      SMALL CAP VALUE FUND II*
                                          --------------------------------------------------
                                               FOR THE          FOR THE      FOR THE PERIOD
                                          SIX MONTHS ENDED       YEAR        JULY 1, 1998**
                                          FEBRUARY 29, 2000      ENDED           THROUGH
                                             (UNAUDITED)    AUGUST 31, 1999  AUGUST 31, 1998
                                            -------------    -------------    -------------
                                              INVESTOR         INVESTOR         INVESTOR
                                               CLASS            CLASS            CLASS
                                            -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE***             $ 8.65           $ 7.63           $10.00
Net asset value, beginning of period .....     ------           ------           ------
                                                (0.03)           (0.02)           (0.01)
Net investment income/(loss)(1) ..........
Net realized and unrealized gain/(loss)          0.08             1.04            (2.36)
  on investments(2) ......................     ------           ------           ------

Net increase/(decrease) in net                   0.05             1.02            (2.37)
  assets resulting from operations .......     ------           ------           ------

Dividends to shareholders from:                    --               --               --
Net investment income ....................         --               --               --
Net realized capital gains ...............     ------           ------           ------

Total dividends and distributions                  --               --               --
  to shareholders ........................     ------           ------           ------
                                               $ 8.70           $ 8.65           $ 7.63
Net asset value, end of period ...........     ======           ======           ======
                                                 0.51%           13.37%          (23.70%)
Total investment return(3) (5) ...........     ======           ======           ======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                      $  279           $  293           $  129
  (000's omitted) ........................
Ratio of expenses to average                     1.77%(4)         1.80%            1.80%(4)
  net assets(1) ..........................
Ratio of expenses to average net
  assets without waivers and                    17.96%(4)        18.09%           18.61%(4)
  expense reimbursements .................
Ratio of net investment income to              (0.49%)(4)        (0.42%)          (0.66%)(4)
  average net assets(1) ..................     88.82%            87.48%           11.97%
Portfolio turnover rate ..................

                                                                        MARKET NEUTRAL FUND
                                        -----------------------------------------------------------------------------
                                             FOR THE         FOR THE PERIOD         FOR THE         FOR THE PERIOD
                                        SIX MONTHS ENDED   NOVEMBER 17, 1998*  SIX MONTHS ENDED   NOVEMBER 17, 1998**
                                        FEBRUARY 29, 2000       THROUGH        FEBRUARY 29, 2000       THROUGH
                                           (UNAUDITED)      AUGUST 31, 1999       (UNAUDITED)      AUGUST 31, 1999
                                         ---------------   ------------------   ---------------   ------------------
                                          INSTITUTIONAL      INSTITUTIONAL          INVESTOR            INVESTOR
                                              CLASS              CLASS               CLASS               CLASS
                                         ---------------   ------------------   ---------------   ------------------
PER SHARE OPERATING PERFORMANCE***
Net asset value, beginning
  of period ..........................      $ 9.46             $10.00               $ 9.43            $10.00
                                            ------             ------               ------            ------
Net investment income/(loss)(1) ......        0.06               0.12                 0.02              0.06
Net realized and unrealized
  gain/(loss) on investments(2) ......       (1.37)             (0.66)               (1.30)            (0.63)
                                            ------             ------               ------            ------
Net increase/(decrease) in net
  assets resulting from operations ...       (1.31)             (0.54)               (1.28)            (0.57)
                                            ------             ------               ------            ------
Dividends to shareholders from:
Net investment income ................       (0.14)                --                (0.13)               --
Net realized capital gains ...........          --                 --                   --                --
                                            ------             ------               ------            ------
Total dividends and distributions
  to shareholders ....................       (0.14)             --                   (0.13)            --
                                            ------             ------               ------            ------
Net asset value, end of period .......      $ 8.01             $ 9.46               $ 8.02            $ 9.43
                                            ======             ======               ======            ======
Total investment return(3) (5) .......      (13.71%)            (5.40%)             (13.98%)           (5.70%)
                                            ======             ======               ======            ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ....................       $ 818             $  941               $  199            $  231
Ratio of expenses to average
  net assets(1) ......................        2.50%(4)           2.50%(4)(6)          2.72%(4)          2.75%(4)(6)
Ratio of expenses to average
  net assets without waivers
  and expense reimbursements .........       23.91%(4)(6)       26.36%(4)(6)         24.05%(4)         26.61%(4)(6)
Ratio of net investment income
  to average net assets(1) ...........        1.72%(4)           1.57%(4)             1.51%(4)          1.32%(4)
Portfolio turnover rate ..............      193.64%            218.41%              193.64%           218.41%

---------------
*   Formerly known as Micro Cap Value Fund.
**  Commencement of operations.
*** Calculated  based on  shares  outstanding  on the  first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.
(6) Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 23.91% (excluding dividend expense) and 24.18% (including dividend expense) annualized for the six months ended February 29, 2000, and 26.36% (excluding dividend expense) and 26.77% (including dividend expense) annualized for the period ended August 31, 1999. Without the voluntary waiver of advisory and administration fees, the ratios of expenses to average net assets for the Investor Class would have been 24.06% (excluding dividend expense) and 24.34% (including dividend expense) annualized for the six months ended February 29, 2000, and 26.61% (excluding dividend expense) and 27.02% (including dividend expense) annualized for the period ended August 31, 1999.

    The accompanying notes are an integral part of the financial statements.
                                      36-37

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                        BOND FUND
                                                                 ----------------------------------------------------------
                                                                      FOR THE            FOR THE          FOR THE PERIOD
                                                                 SIX MONTHS ENDED         YEAR          DECEMBER 30, 1997*
                                                                 FEBRUARY 29, 2000        ENDED               THROUGH
                                                                    (UNAUDITED)      AUGUST 31, 1999      AUGUST 31, 1998
                                                                 ----------------    ---------------    -------------------
                                                                   INSTITUTIONAL      INSTITUTIONAL        INSTITUTIONAL
                                                                       CLASS              CLASS                CLASS
                                                                 ----------------    ---------------    -------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..........................      $  9.41             $ 10.08              $ 10.00
                                                                     -------             -------              -------
Net investment income/(loss)(1) ...............................         0.32                0.96                 0.78
Net realized and unrealized gain/(loss) on investments(2) .....        (0.19)              (0.90)               (0.31)
                                                                     -------             -------              -------
Net increase/(decrease) in net assets resulting from operations         0.13                0.06                 0.47
                                                                     -------             -------              -------
Dividends to shareholders from:
Net investment income .........................................        (0.32)              (0.62)               (0.39)
Net realized capital gains ....................................           --               (0.11)                  --
                                                                     -------             -------              -------
Total dividends and distributions to shareholders .............        (0.32)              (0.73)               (0.39)
                                                                     -------             -------              -------
Net asset value, end of period ................................      $  9.22             $  9.41              $ 10.08
                                                                     =======             =======              =======
Total investment return(3) (5) ................................         1.36%               0.42%                4.79%
                                                                     =======             =======              =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................      $10,664             $12,041              $15,509
Ratio of expenses to average net assets(1) ....................         0.60%(4)            0.60%                0.60%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements .....................................         2.75%(4)            2.22%                2.82%(4)
Ratio of net investment income to average net assets(1) .......         6.69%(4)            6.22%                6.06%(4)
Portfolio turnover rate .......................................        18.12%              57.60%               45.27%

                                                                                        BOND FUND
                                                                 ----------------------------------------------------------
                                                                      FOR THE            FOR THE          FOR THE PERIOD
                                                                 SIX MONTHS ENDED         YEAR          DECEMBER 30, 1997*
                                                                 FEBRUARY 29, 2000        ENDED               THROUGH
                                                                    (UNAUDITED)      AUGUST 31, 1999      AUGUST 31, 1998
                                                                 ----------------    ---------------    -------------------
                                                                     INVESTOR           INVESTOR             INVESTOR
                                                                       CLASS              CLASS                CLASS
                                                                 ----------------    ---------------    -------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..........................       $ 9.47             $10.10                $10.00
                                                                      ------             ------                ------
Net investment income/(loss)(1) ...............................         0.32               0.93                  0.62
Net realized and unrealized gain/(loss) on investments(2) .....        (0.20)             (0.90)                (0.16)
                                                                      ------             ------                ------
Net increase/(decrease) in net assets resulting from operations         0.12               0.03                  0.46
                                                                      ------             ------                ------
Dividends to shareholders from:
Net investment income .........................................        (0.31)             (0.55)                (0.36)
Net realized capital gains ....................................           --              (0.11)                   --
                                                                      ------             ------                ------
Total dividends and distributions to shareholders .............        (0.31)             (0.66)                (0.36)
                                                                      ------             ------                ------
Net asset value, end of period ................................       $ 9.28             $ 9.47                $10.10
                                                                      ======             ======                ======
Total investment return(3) (5) ................................         1.24%              0.17%                 4.63%
                                                                      ======             ======                ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................       $  160             $  188                $  198
Ratio of expenses to average net assets(1) ....................         0.82%(4)           0.85%                 0.85%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements .....................................         2.89%(4)           2.47%                 2.72%(4)
Ratio of net investment income to average net assets(1) .......         6.47%(4)           5.97%                 5.83%(4)
Portfolio turnover rate .......................................        18.12%             57.60%                45.27%

--------------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.

    The accompanying notes are an integral part of the financial statements.
                                      38-39

                         BOSTON PARTNERS FAMILY OF FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has seventeen investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Fund"), Boston Partners Small Cap Value Fund II ("Small Cap Fund II"), Boston Partners Market Neutral Fund ("Market Neutral Fund") and Boston Partners Bond Fund ("Bond Fund") (each a "Fund", collectively the "Funds"). The Large Cap Fund, the Mid Cap Fund, the Small Cap Fund II, the Market Neutral Fund and the Bond Fund each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.03 billion are currently classified into ninety-nine classes. Each class represents an interest in one of seventeen investment portfolios of RBB. The classes have been grouped into fifteen separate "families," ten of which have begun investment operations, The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced operations on June 2, 1997, the Small Cap Fund II (formerly the Micro Cap Value Fund), which commenced investment operations on July 1, 1998, the Market Neutral Fund, which commenced investment operations on November 17, 1998 and the Bond Fund, which commenced investment operations on December 30, 1997.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.
Actual results could differ from those estimates.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers that Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Dividends from net investment income of the Bond Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

     SHORT SALES -- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Small Cap Fund II's average daily net assets, 2.25% of the Market Neutral Fund's average daily net assets and 0.40% of the Bond Fund's average daily net assets, each computed daily and payable quarterly.

         The adviser has agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% and 1.22% of the Large Cap Fund and the Mid Cap Funds' average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Small Cap Fund II's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 1.55% and 1.77% of the Small Cap Fund II's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Market Neutral Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 2.50% and 2.72% of the Market Neutral Fund's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Bond Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 0.60% and 0.82% of the Bond Fund's average daily net assets for the Institutional and Investor Classes, respectively. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. For the six months ended February 29, 2000, investment advisory fees, waivers and reimbursements of expenses were as follows:

                          GROSS                        NET        EXPENSE FUND
FUND                  ADVISORY FEES    WAIVERS    ADVISORY FEES   REIMBURSEMENT
----                  ------------    ---------   -------------   -------------
Large Cap Fund          $193,384      $(71,603)     $121,781               --
Mid Cap Fund             631,989       (75,680)      556,309               --
Small Cap Fund II          9,622        (9,622)           --         $(77,975)
Market Neutral Fund       10,356       (10,356)           --          (64,803)
Bond Fund                 23,692       (23,692)           --          (71,998)

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

     PFPC, Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets.

     For the six months ended February 29, 2000, PFPC, at their discretion, voluntarily agreed to waive a portion of their administration fees for the Funds. For the six months ended February 29, 2000, PFPC's administration fees and related waivers were as follows:

                              PFPC GROSS                         NET PFPC
FUND                      ADMINISTRATION FEES    WAIVERS    ADMINISTRATION FEES
----                      -------------------   ---------   -------------------
Large Cap Fund                  $37,500               --          $37,500
Mid Cap Fund                     98,748               --           98,748
Small Cap Fund II                37,500         $(18,751)          18,749
Market Neutral Fund              37,500          (18,751)          18,749
Bond Fund                        37,500          (12,500)          25,000

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

     In addition, PFPC serves as the Funds' transfer and dividend disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Funds. For the six months ended February 29, 2000, transfer agency fees and waivers were as follows:

                          GROSS TRANSFER                        NET TRANSFER
FUND                        AGENCY FEES          WAIVERS         AGENCY FEES
----                     ---------------        ---------       ------------
Large Cap Fund                $37,911                 --           $37,911
Mid Cap Fund                   37,132                 --            37,132
Small Cap Fund II              37,456           $(18,000)           19,456
Market Neutral Fund            36,364            (18,000)           18,364
Bond Fund                      37,878            (12,000)           25,878

     Provident Distributors, Inc. ("PDI"), provides certain administrative services to the Institutional Class of the Funds. As compensation for such administrative services, PDI is entitled to receive a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Fund's Institutional Class Shares. PDI is currently waiving fees in excess of 0.03% of the average daily net assets of each Fund's Institutional Class Shares. Additionally, PDI receives a fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For the six months ended February 29, 2000, administrative services fees and waivers were as follows:

                        GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                        SERVICES FEES         WAIVERS        SERVICES FEES
----                    --------------------     ---------   ------------------
Large Cap Fund                 $37,910           $(30,328)          $7,582
Mid Cap Fund                   117,406            (93,924)          23,482
Small Cap Fund II                1,023               (818)             205
Market Neutral Fund                690               (552)             138
Bond Fund                        8,795             (7,035)           1,760

     PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds. As compensation for such custodial services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.015% of the Funds' average daily gross assets.

     For the six months ended February 29, 2000, PFPC Trust Co. has, at its discretion, voluntarily agreed to waive a portion of its custodial fees for the Funds. For the six months ended February 29, 2000, custodial fees and waivers were as follows:

                        GROSS CUSTODIAL                       NET CUSTODIAL
FUND                         FEES             WAIVERS             FEES
----                    ---------------       -------         -------------
Large Cap Fund              $14,592              --             $14,592
Mid Cap Fund                 21,565              --              21,565
Small Cap Fund II             8,796              --               8,796
Market Neutral Fund          16,089           $(100)             15,989
Bond Fund                     7,855              --               7,855

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities owned at February 29, 2000, were $48,309,519, $155,586,311, $166,466, $910,424 and
$811,569,841, respectively, for the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund II, the Market Neutral Fund and the Bond Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                            NET APPRECIATION/
FUND                     APPRECIATION       DEPRECIATION     (DEPRECIATION)
----                     ------------       ------------    -----------------
Large Cap Fund             $2,041,400       $(7,424,741)       $(5,383,341)
Mid Cap Fund                6,128,451       (22,182,725)       (16,054,274)
Small Cap Fund II             154,277          (182,779)           (28,502)
Market Neutral Fund           233,068           (71,907)           161,161
Bond Fund                       6,660          (838,172)          (832,512)

     For the six months ended February 29, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                              INVESTMENT SECURITIES
                         -------------------------------
FUND                      PURCHASES            SALES
----                     ------------       ------------
Large Cap Fund           $ 30,861,896       $ 36,050,687
Mid Cap Fund              164,692,646        157,005,048
Small Cap Fund II           1,354,851          1,417,691
Market Neutral Fund         1,962,155          2,281,865
Bond Fund                   2,124,414          2,998,426
------------
* The Market Neutral Fund had purchases of $1,700,443 to cover short sales and received proceeds of $1,289,520 from sales of short securities.

4.   CAPITAL SHARE TRANSACTIONS

     As of February 29, 2000, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares for the respective periods were as follows:

                                                          LARGE CAP VALUE FUND
                   --------------------------------------------------------------------------------------------------
                      FOR THE SIX MONTHS                                  FOR THE SIX MONTHS
                             ENDED                                               ENDED
                       FEBRUARY 29, 2000        FOR THE YEAR ENDED         FEBRUARY 29, 2000     FOR THE YEAR ENDED
                          (UNAUDITED)             AUGUST 31, 1999             (UNAUDITED)          AUGUST 31, 1999
                   -----------------------   -------------------------   -------------------   ----------------------
                    INSTITUTIONAL CLASS        INSTITUTIONAL CLASS         INVESTOR CLASS         INVESTOR CLASS
                   -----------------------   -------------------------   -------------------   ----------------------
                    SHARES        VALUE        SHARES        VALUE       SHARES      VALUE      SHARES      VALUE
                   --------   ------------   ----------   ------------   -------   ---------   --------   -----------
Sales ............  357,154   $  4,229,009    2,350,373   $ 25,419,814    32,459   $ 385,448    252,467   $ 3,057,026
Repurchases ...... (951,939)   (10,930,917)  (2,888,244)   (35,624,409)  (59,330)   (702,551)  (701,743)   (9,049,056)
Reinvestments ....  287,323      3,335,821       82,453      1,000,152     7,915      93,472      6,901        84,672
                   --------   ------------   ----------   ------------   -------   ---------   --------   -----------
Net Increase/
     (Decrease) .. (307,462)  $ (3,366,087)    (455,418)  $ (9,204,443)  (18,956)  $(223,631)  (442,375)  $(5,907,358)
                   ========   ============   ==========   ============   =======   =========   ========   ===========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

                                                             MID CAP VALUE FUND
                   --------------------------------------------------------------------------------------------------
                       FOR THE SIX MONTHS                                FOR THE SIX MONTHS
                              ENDED                                             ENDED
                        FEBRUARY 29, 2000         FOR THE YEAR ENDED      FEBRUARY 29, 2000      FOR THE YEAR ENDED
                           (UNAUDITED)               AUGUST 31, 1999         (UNAUDITED)           AUGUST 31, 1999
                   -------------------------   -----------------------   -------------------   ----------------------
                       INSTITUTIONAL CLASS       INSTITUTIONAL CLASS       INVESTOR CLASS          INVESTOR CLASS
                   -------------------------   -----------------------   -------------------   ----------------------
                     SHARES         VALUE       SHARES       VALUE        SHARES     VALUE      SHARES      VALUE
                    --------    ------------   ---------  ------------   -------   ---------   --------   -----------
Sales ............    558,736   $  5,655,342   9,955,056  $107,297,978    16,997   $ 178,494    127,161    $1,348,569
Repurchases ...... (1,415,187)   (14,497,458) (1,987,489)  (21,447,511)  (69,361)   (722,275)   (78,465)     (846,633)
Reinvestments ....    190,810      1,953,896       6,849        73,489     2,982      30,356          3            39
                     --------   ------------   ---------  ------------   -------   ---------    -------    ----------
Net Increase/
     (Decrease) ..   (665,641)  $ (6,888,220)  7,974,416  $ 85,923,956   (49,382)  $(513,425)    48,699    $  501,975
                     ========   ============   =========  ============   =======   =========    =======    ==========


                                                         SMALL CAP VALUE FUND II
                     ------------------------------------------------------------------------------------------------
                      FOR THE SIX MONTHS                                  FOR THE SIX MONTHS
                            ENDED                                                ENDED
                       FEBRUARY 29, 2000         FOR THE YEAR ENDED        FEBRUARY 29, 2000      FOR THE YEAR ENDED
                          (UNAUDITED)               AUGUST 31, 1999            (UNAUDITED)          AUGUST 31, 1999
                     --------------------        -------------------      -------------------    --------------------
                      INSTITUTIONAL CLASS        INSTITUTIONAL CLASS         INVESTOR CLASS          INVESTOR CLASS
                     --------------------        -------------------      -------------------    --------------------
                     SHARES        VALUE         SHARES       VALUE       SHARES      VALUE      SHARES       VALUE
                     ------       -------        ------       -----       ------      -----      ------       -----
Sales ............    2,338       $20,600        4,159       $32,821       4,766     $ 40,105    18,820      $143,500
Repurchases ......   (1,184)      (10,004)         (20)         (157)     (6,496)     (53,180)   (1,818)      (13,975)
Reinvestments ....       65           539           --            --          --           --        --            --
                      -----       -------        -----       -------      ------     --------    ------      --------
Net Increase/
     (Decrease) ..    1,219       $11,135        4,139       $32,664      (1,730)    $(13,075)   17,002      $129,525
                      =====       =======        =====       =======      ======     ========    ======      ========


                                                            MARKET NEUTRAL FUND
                   --------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS ENDED        FOR THE PERIOD        FOR THE SIX MONTHS ENDED       FOR THE PERIOD
                       FEBRUARY 29, 2000        NOVEMBER 17, 1998*           FEBRUARY 29, 2000       NOVEMBER 17, 1998*
                          (UNAUDITED)         THROUGH AUGUST 31, 1999           (UNAUDITED)        THROUGH AUGUST 31, 1999
                   ----------------------     -----------------------    ----------------------    -----------------------
                    INSTITUTIONAL CLASS         INSTITUTIONAL CLASS       INSTITUTIONAL CLASS        INSTITUTIONAL CLASS
                   ----------------------     -----------------------    ----------------------    -----------------------
                     SHARES       VALUE         SHARES       VALUE           SHARES    VALUE          SHARES       VALUE
                     ------      -------        ------       -----           ------    -----          ------       -----
Sales ............     866       $ 7,000        99,500     $995,000            --     $   --          24,477     $223,000
Repurchases ......      --            --            --           --            (5)       (40)             --           --
Reinvestments ....   1,786        14,358            --           --           389      3,804              --           --
                     -----       -------        ------     --------           ---     ------          ------     --------
Net Increase/
     (Decrease) ..   2,652       $21,358        99,500     $995,000           384     $3,764          24,477     $223,000
                     =====       =======        ======     ========           ===     ======          ======     ========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

                                                                  BOND FUND
                   --------------------------------------------------------------------------------------------------
                   FOR THE SIX MONTHS ENDED                           FOR THE SIX MONTHS ENDED
                       FEBRUARY 29, 2000        FOR THE YEAR ENDED        FEBRUARY 29, 2000       FOR THE YEAR ENDED
                          (UNAUDITED)             AUGUST 31, 1999            (UNAUDITED)            AUGUST 31, 1999
                   -----------------------    ----------------------      --------------------    -------------------
                     INSTITUTIONAL CLASS        INSTITUTIONAL CLASS          INVESTOR CLASS          INVESTOR CLASS
                   -----------------------    ----------------------      --------------------    -------------------
                    SHARES        VALUE        SHARES       VALUE         SHARES       VALUE      SHARES       VALUE
                   --------    -----------    --------   -----------      ------      --------    ------      -------
Sales ............    4,163        $39,500     278,829    $2,750,309          --            --        --           --
Repurchases ...... (169,928)    (1,585,157)   (639,817)   (6,314,310)     (3,273)     $(30,335)     (988)     $(9,812)
Reinvestments ....   42,096        391,655     102,359     1,010,290         623         5,833     1,275       12,627
                   --------    -----------    --------   -----------      ------      --------     -----      -------
Net Increase/
     (Decrease) .. (123,669)   $(1,154,002)   (258,629)  $(2,553,711)     (2,650)     $(24,502)      287       $2,815
                   ========    ===========    ========   ===========      ======      ========     =====      =======

-------------
* Commencement of operations

     There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the Small Cap Fund II. For the period September 1, 1999 through February 29, 2000 these fees amounted to $49. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders.

     On February 29, 2000 four shareholders held approximately 61% of the outstanding shares of the Large Cap Fund Institutional Class, one shareholder held approximately 56% of the outstanding shares of the Large Cap Investor Class, two shareholders held approximately 61% of the outstanding shares of the Mid Cap Fund Investor Class, three shareholders held approximately 93% of the outstanding shares of the Bond Fund Institutional Class, one shareholder held approximately 97% of the Bond Fund Investor Class, one shareholder held approximately 65% of the outstanding shares of the Small Cap Fund II Institutional Class, three shareholders held approximately 91% of the outstanding shares of the Small Cap Fund II Investor Class, one shareholder held approximately 99% of the outstanding shares of the Market Neutral Fund Institutional Class and one shareholder held approximately 90% of the outstanding shares of the Market Neutral Fund Investor Class.

5.   CAPITAL LOSS CARRYOVER

     At August 31, 1999, Capital loss carryovers were available to offset future realized gains as follows: $85,089 in the Market Neutral Fund which expires in 2007 and $107,087 in the Small Cap Fund II, $32,463 which expires in 2006 and $74,624 which expires in 2007.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.